SEMI-ANNUAL REPORT

JUNE 30, 2001
                                              U.S. EQUITY PORTFOLIOS
PILGRIM VARIABLE PRODUCTS TRUST               Pilgrim VP MagnaCap
CLASS R                                       Pilgrim VP Research Enhanced Index
                                              Pilgrim VP Growth Opportunities
                                              Pilgrim VP MidCap Opportunities
                                              Pilgrim VP Growth + Value
                                              Pilgrim VP SmallCap Opportunities

                                              INTERNATIONAL EQUITY PORTFOLIO
                                              Pilgrim VP International Value

                                              INCOME PORTFOLIO
                                              Pilgrim VP High Yield Bond




                                                                     [LOGO]
                                                                     ING PILGRIM

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            Letter to Shareholders .......................     1
            Portfolio Managers' Reports:
              U.S. Equity Portfolios .....................     2
              International Equity Portfolio .............    14
              Income Portfolio ...........................    16
            Index Descriptions ...........................    18
            Statements of Assets and Liabilities .........    19
            Statements of Operations .....................    20
            Statements of Changes in Net Assets ..........    22
            Financial Highlights .........................    25
            Notes to Financial Statements ................    33
            Portfolios of Investments ....................    42

-------
Pilgrim
Funds
-------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Class R June 30, 2001 Semi-Annual Report for the Pilgrim Variable Products Trust (the "Trust").

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired Reliastar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Subsequently, in Febraury 2001, ING Pilgrim Group, Inc. and ING Pilgrim Investments, Inc. became ING Pilgrim Group, LLC and ING Pilgrim Investments, LLC, respectively.

Our fund family now has many funds of varying types which provide core investment choices for the serious investor.

At ING Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. ING Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

ING Pilgrim Group, LLC
August 8, 2001

                                                                       Portfolio
PILGRIM VP MAGNACAP PORTFOLIO                                   Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Thomas R. Jackson, Senior Vice-President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP MagnaCap Portfolio (the "Portfolio") seeks growth of capital with dividend income as a secondary consideration.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap 400 Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the six months ended June 30, 2001, the Portfolio's Class R shares declined 7.21%, moderately under performing the S&P 500 Index, which declined 6.70%.

Portfolio Specifics: The Portfolio was helped in the first half by its under weighted position in both Technology and Healthcare as well as by an above average cash position. These good decisions were more than offset by the underperformance of the Portfolio's holdings in the Capital Goods, Consumer Staples and Financial sectors.

Current Strategy: The outlook is unusually confused right now. On the one hand, the number one lesson that equity investors have learned over the last forty years is "Don't fight the FED!" The Federal Reserve Board has been aggressively cutting interest rates since the beginning of the year, and there is some recent evidence that the decline in the manufacturing sector of the economy is beginning to bottom out. The inventory liquidation that always takes place in recessions would also appear to be well underway, and the tax cut should bolster consumer spending in the second half of the year.

On the other hand, the consumer has remained amazingly sanguine in the face of a declining stock market and accelerating layoffs. Consumer spending has bolstered the economy as the consumer has borrowed to maintain spending and the savings rate has declined to below zero as a result. Whether or not this can continue remains to be seen, but typically recessions have ended with the savings rate in the range of 8% of income. At a minimum, the high consumer debt burden and the low savings rate would seem to make a strong and sustained consumer response to fiscal and monetary easing unlikely.

Furthermore, the strong dollar is depressing exports and the capital-spending boom in the last half of the 1990's has created ample capacity. Consequently, it would seem likely that any economic rebound will be either short lived or relatively restrained resulting

Portfolio
Manager's Report                                   PILGRIM VP MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

in lower profit growth than is typically the case coming out of recessions.

The market environment of the last year in which value stocks increased and growth stocks declined significantly has gone a long way toward correcting the valuation discrepancies that built up during the Internet Market Bubble. At the moment there are few gross valuation discrepancies to exploit (i.e. most stocks appear fairly valued in relation to one another). However, with the S&P 500 selling at 25x, albeit depressed, trailing earnings, it is hard to argue that stocks in general are compellingly cheap. (The historic long term average price to earnings multiple on the market has been about 15 times).

Good performance over the next year or so is likely to depend upon holding those companies that show relatively good earnings growth and that sell at reasonable prices. Unfortunately, the degree of economic strength over the next several quarters will help to determine profit growth and, as indicated above, the economic outlook is particularly unclear. (If stocks were selling at demonstrably low valuations, this lack of clarity would be less important, because the pricing structure of the market would be such that investors would be "paid" to take the risk).

While this "on the one hand, on the other hand" commentary is not particularly satisfying, we should attempt to recognize periods when the outlook is uncertain and when the market does not appear to offer compensation for making large bets, and should adjust our strategy to take this into consideration. Now is one of those times. Large sector "bets" or company weightings would seem to be unwarranted at the current time. The Portfolio will concentrate primarily on buying the stocks of companies that sell at below market valuations where there is some catalyst for positive change. Over time the degree of sector deviation from the stock market sector allocations will depend on the degree of under or over valuation of the stocks within each sector.

                                        Average Annual
                                    Total Returns for the
                                        Periods Ended
                                        June 30, 2001
                                 ---------------------------
                                             Since Inception
                                 1 Year          5/8/00
                                 ------          ------
     Class R                      -5.53%         -4.91%
     S&P 500 Index               -14.83          -12.58(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP MagnaCap Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 18.

                                                                       Portfolio
PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO                    Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: J.P. Morgan Investment Management, Inc. led by Timothy Devlin, Vice President.

Goal: The Pilgrim VP Research Enhanced Index Portfolio (the "Portfolio") seeks capital appreciation modestly in excess of the S&P 500 Index while maintaining a volatility similar to the S&P 500 Index.

Market Overview: The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 lost 6.7%, while the technology heavy Nasdaq composite lost 12.4%. These numbers hid the fact that more dramatic first quarter losses (S&P 500 -11.9%, Nasdaq -25.4%) were partially recaptured in the second quarter (S&P 500 5.9%, Nasdaq 17.5%). Value stocks outperformed growth stocks by over 10%, and small stocks outperformed large stocks by a similar margin.

Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward pre-announcements. Company management cut capital spending and laid off workers in an attempt to boost profits. The network technology sector, containing stocks such as Corning, JDS Uniphase, Nortel Networks, and Lucent Technologies, continued its slide, losing over 50% of its value. On a positive note, the services sector (media and entertainment) was a standout performer returning over 20%, led by its largest company, AOL Time Warner, and radio station operator Clear Channel Communications.

The eternally optimistic US consumer continues to spend and build homes in the face of corporate layoffs. In response to a weak economy, the Fed has lowered rates six times in as many months, reducing fed funds by 275 basis points. Both the Fed and the markets remain watchful of any erosion in consumer confidence or spending that could lead the market further downward, and Greenspan has indicated his willingness to lower rates again if necessary. If we look to the equity markets as an indicator of things to come in the overall economy then an upbeat second quarter signals a turn might be around the corner, though visibility is still quite poor.

Performance: For the six-month period ended June 30, 2001, the Portfolio's Class R shares provided a total return of -6.38% versus -6.70% for the S&P 500 Index.

Portfolio Specifics: For the first half of the year, the Portfolio was ahead of the S&P 500 as a result of broad-based, robust stock selection. More specifically, 14 out of 18 sectors outperformed with the largest gains coming from Services, Energy and Industrial Cyclicals. At the stock level, our best bets for the first half were an overweight of Philip Morris and underweights of Applied Micro and Wells Fargo. Philip Morris (+18%) performed well over the six-month period as investors flocked to the safe haven's consistent earnings and high yield amid market uncertainty and also responded positively to continued favorable court rulings. Stock selection proved most difficult in the Software & Services, Telecommunications and Network Technology sectors -- areas where poor visibility made stock selection an unenviable task. A point of note, though, is that while Software & Services and Network Technology dragged heavily on performance in the first quarter, both contributed to outperformance in the second quarter. Overweight positions in Level 3 Communications, Rational Software and Oracle hurt the portfolio most over the first six months of the year. Level 3 Communications lost 83% of its value as the company's projected breakeven, on a cash basis, was moved back from 2003 to 2004. On the other hand, the company did secure approximately $60 million in new broadband contracts in the second quarter and continues to cut expenses via workforce layoffs.

Market Outlook: We remain confident in our investment process and the risk return profile of the portfolio. While the outlook for company earnings is still murky, and calling a market bottom is far from an exact science, there is reason to be optimistic. Much of the poor earnings story is already reflected in lower stock prices. The Fed has re-affirmed its commitment to economic growth. It would be unlikely that we would move into a recession unless consumers stop spending. This leads us to a neutral to optimistic view on equity markets but with continued volatility. The market's return to a focus on company valuation bodes well for the Portfolio's investment approach with its goal of outperforming the S&P 500 in all market environments.

Portfolio
Managers' Report                    PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

                Average Annual Total Returns for the Periods Ended June 30, 2001
                ----------------------------------------------------------------
                                                         Since Inception
                         1 Year          5 Year              5/6/94
                         ------          ------              ------
Class R                 -15.86%          0.11%                2.95%
S&P 500 Index           -14.83           2.86 (2)             4.49 (1)(2)

The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. Effective April 30, 1999, the Portfolio changed its name to the Pilgrim VP Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of large companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Government/Corporate Bond Index to the S&P 500 Index.

Based on a $10,000 initial investment, the table above illustrates the total return of the Pilgrim VP Research Enhanced Index Portfolio against the combined S&P 500 Index and the Lehman Government/Corporate Bond Index as discussed above. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/94.

(2) Performance for the index reflects the combination of the Lehman Government/Corporate Bond Index through 4/30/99 and then the S&P 500 Index through 6/30/01.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 18.

                                                                       Portfolio
PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO                       Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP Growth Opportunities Portfolio (the "Portfolio") seeks long-term growth of capital by investing primarily in the common stock of U.S. companies that the Portfolio Managers feel have above average prospects for growth.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the six months ended June 30, 2001, the Portfolio's Class R shares declined 26.23%, underperforming the S&P 500 Index, which fell 6.70%. The Portfolio's strategy of investing in growth stocks was out of favor for most of the first six months, although gains were made during the second quarter.

Portfolio Specifics: The Portfolio got a lift from the "Life on the Net" investment theme, while weightings in consumer, biotechnology, and semiconductor stocks were increased. The biggest weightings in the Portfolio are now in the "Life Sciences Revolution" and the "New Consumer" themes. Among the best performing individual stocks were Microsemi Corporation, Lam Research, SERENA Software, and Novellus Systems.

Market Outlook: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts

Portfolio
Managers' Report                       PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies that we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies that are improving their business models through this downturn and have significant opportunities for improvement in profitability ahead of them.

                                       Average Annual
                                    Total Returns for the
                                        Periods Ended
                                        June 30, 2001
                                 ----------------------------
                                              Since Inception
                                 1 Year           5/3/00
                                 ------           ------
     Class R                     -38.72%         -29.95%
     S&P 500 Index               -14.83          -12.58 (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP Growth Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in small and medium-sized companies which may be more susceptible to price swings and less liquid than larger companies. The Portfolio may invest in IPO's which may significantly impact performance.

                See accompanying index descriptions on page 18.

                                                                       Portfolio
PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO                       Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Mary Lisanti, Executive Vice-President and Portfolio Manager; Jeffrey Bernstein, Senior Vice President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP MidCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in the common stock of mid-sized U.S. companies that the Portfolio Managers feel have above average prospects for growth.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap 400 Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the six months ended June 30, 2001, the Portfolio's Class R shares declined 24.30% compared to a gain of 0.97% for the S&P Midcap 400 Index. The Portfolio's strategy of investing in growth stocks was out of favor for most of the first six months, although gains were made during the second quarter.

Portfolio Specifics: The Portfolio increased weightings in biotechnology, consumer, and semiconductor stocks during the first six months of the year. Currently, the most significant weights in the Portfolio are in the "Life Sciences Revolution" and the "Ubiquitous Semiconductor" investment themes. Among the individual stocks that contributed positively to performance during the period were Abercrombie & Fitch, Genzyme General, Cendant, and Intersil Corporation.

Market Outlook: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very

Portfolio
Managers' Report                       PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

close to the bottom-if not beyond it. Some parts of the market, in particular technology, had priced in significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies that we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies that are improving their business models through this downturn and have opportunities for significant improvement in profitability ahead of them.

                                               Average Annual
                                           Total Returns for the
                                               Periods Ended
                                               June 30, 2001
                                        ----------------------------
                                                     Since Inception
                                        1 Year           5/5/00
                                        ------           ------
     Class R                            -32.61%         -27.53%
     S&P MidCap 400 Index                 8.87             7.75 (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP MidCap Opportunities Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/00.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller medium-sized companies may entail greater price variability than investing in stocks of larger companies. The Portfolio may invest in IPO's which may significantly impact performance.

                See accompanying index descriptions on page 18.

                                                                       Portfolio
PILGRIM VP GROWTH + VALUE PORTFOLIO                             Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Navellier Fund Management, Inc. is the Sub-Advisor to the Pilgrim VP Growth + Value Portfolio (the "Portfolio"). Louis Navellier is the Chief Investment Officer and President.

Goal: The Portfolio seeks capital appreciation by investing in equity securities of fast growing companies by utilizing quantitative analysis.

Market Overview: The market continued to be a roller coaster ride between December 31, 2000 and June 30, 2001. The volatility exhibited in the stock market during previous six months continued unabated as many companies warned of revenue and profit slowdowns. The tech sector provided investors with some cause for short-term optimism during the second quarter with small caps showing the most strength as evidenced by the 18.12% surge in the Russell 2000 Growth Index. Overall, the market performed poorly during first half of 2001 as evidenced by the fact that the S&P 500 Index fell -6.70%, while the technology heavy NASDAQ Composite also fell -12.55%. For most of the period investors continued to punish tech stocks and other high P/E sectors. Value stocks continued to be favored by investors over growth stocks by a wide margin during this period. The Russell 3000 Value Index fell only slightly -0.34% while the Russell 3000 Growth Index plummeted -13.24%.

Falling consumer confidence and dramatic reductions in capital spending by businesses continued to plague the economy throughout the first half of the year. Declining productivity also served to erode business profits and thus investor confidence. In the first quarter of the year, consumer spending was responsible for virtually all of the U.S. economy's growth. Dwindling consumer spending and declining productivity were the primary reasons why the Federal Reserve Board was compelled to cut key interest rates for the fifth time this year during the second quarter.

Performance: The Porfolio's Class R shares fell -21.70%, during the six months ended June 30, 2001 compared to the NASDAQ Composite which also fell -12.55% and the Russell 2000 Growth Index, which was up a scant 0.16%.

Portfolio Specifics: At the end of the year the portfolio was heavily weighted in healthcare and technology stocks. As we revised our models at the end of the fourth and first quarters, the portfolio became more broadly diversified and shifted away from the more vulnerable technology stocks. Over the period the portfolio's average market capitalization has moved from an average of $4.3 billion down to approximately $3.9 billion. Significantly, the portfolio started the period with a median P/E of approximately 40.0 and currently has a median P/E of 26.9, evidencing the shift toward more defensive stocks.

Two recent changes have been incorporated into our stock selection process. First, our primary reward to risk measure has been supplemented with short-term reward to risk measures. Second, we have enhanced our fundamental models with new fundamental variables derived from forecasted earnings and earnings growth data. Extensive research indicates the addition of the short-term measures and the new fundamental variables should provide significant downside portfolio protection in declining markets without altering upside potential in rising markets.

Market Outlook: The stock market is already digesting the upcoming round of second quarter earnings announcements that will commence in mid-July. Earnings reductions of 20% are anticipated for companies in the technology dominated NASDAQ 100. While the larger cap companies found in the S&P 500 are likely to report reductions of 6%. Many Wall Street analysts are forecasting further earnings declines for the third quarter that should reflect the bottom in the corporate earnings slide. Earnings are then expected to increase beginning in the fourth quarter. The ability to forecast future earnings (i.e., visibility) remains extremely difficult, as there are still no clear signs of exactly when U.S. economic growth will accelerate. Earnings visibility is particularly acute among technology stocks such as Hewlett-Packard, Juniper Networks, Nokia and Sun Microsystems, all of which have warned of lower second quarter sales and earnings results. Most of the stocks in our growth portfolios, however, escaped negative earnings warnings during the

Portfolio
Managers' Report                             PILGRIM VP GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

earnings pre-announcement season and should report continuing strong profits in July.

A big problem with the U.S. economy continues to be a dramatic reduction in capital expenditures that has resulted from an overly cautious business community. A significant turnaround in the economy will likely be postponed until business spending rebounds. Warning signs are also evident with consumer spending that previously buoyed the economy. The latest retail sales figures were mixed, signaling that not all areas of the retailing industry are prospering. Fortunately, increases in consumer income should spur stronger consumer spending. Despite corporate layoffs, the unemployment rate dipped only slightly, indicating laid-off workers can find new jobs. The tax refund checks that will soon be mailed should further boost consumption in the upcoming months and contribute to economic growth. The bottom line is that the U.S. economy remains totally dependent on consumer spending until business spending increases.

The quantitative stock selection models that we utilize to sort, grade and ultimately select the stocks for our portfolios are forecasting a narrow stock market in the upcoming months. Only the top 10% of large capitalization stocks and top 20% of small-to-mid capitalization stocks will likely outperform the overall stock market in the upcoming months due to the weak and deteriorating fundamentals associated with many companies. There is currently a record $2 trillion in money market accounts. This money will cascade into the market once investors truly believe that the market has bottomed and will provide plenty of fuel to drive stocks higher.

Although, near term indicators are not overly positive, we believe the market environment should improve this fall when corporate profits are expected to turnaround. Until then, the portfolio will assume a more defensive stance by holding predominately recession-resistant companies that are posting strong sales and earnings in an anemic economic environment.

                                   Average Annual Total Returns for the Periods
                                                Ended June 30, 2001
                                   ---------------------------------------------
                                                                 Since Inception
                                      1 Year         5 Year          5/6/94
                                      ------         ------          ------
     Class R                         -40.34%         13.68%          16.57%
     Russell 2000 Index                0.65           9.62           11.96 (1)
     Russell 2000 Growth Index       -23.25           4.79            9.21 (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP Growth + Value Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies.

                See accompanying index descriptions on page 18.

                                                                       Portfolio
PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO                     Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice-President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP SmallCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation by investing at least 65% of its total assets in the common stock of smaller lesser-known U.S. companies that the Portfolio Manager feels have above average prospects for growth.

Market Overview: The first half of the year 2001 began with a surprise interest rate cut from the Federal Reserve, and by the end of June, 275 basis points had been cut to stimulate a rapidly slowing economy. At this time last year, the US economy was growing at almost a 6% rate, but it slowed to 1.2% in the first quarter of this year. Capacity utilization fell to its lowest level since 1983 and corporate profits fell dramatically. While the economic indicators were generally negative through most of 2001, there were signs that the aggressive monetary easing by the Federal Reserve would have a positive impact in the second half of the year.

In this difficult economic environment, value investors clearly outperformed growth strategies, although growth stocks picked up ground during the second quarter. Small cap stocks performed admirably during the first six months of the year, as these companies are much less sensitive to changes in the economy relative to large cap stocks. While economic conditions showed a rapid deterioration, the US consumer never wavered, and spending at the consumer level was resilient. Thus, consumer-related stocks were the best performing stocks in the first half of the year. Technology stocks, typically the bellwether for the growth market, were the worst performers in the first part of 2001, but they did stage a recovery in the second quarter. The Fed's accommodating monetary policy made the financial sector an attractive area for investors.

During the first six months of the year, the benchmarks with the highest growth characteristics were hit the hardest. The technology-heavy NASDAQ Composite slumped 12.55%, and when it bottomed in early April, the benchmark had fallen 68% from its peak in March 2000. At the end of June, the NASDAQ was still down 57% from its high. The S&P 500 Index fell 6.70% during the first half of the year, while the Dow Jones Industrial Average dropped 2.64%. However, not all benchmarks posted losses, as small and mid cap stocks gained in early 2001. The S&P Midcap Index gained 0.97% during the first six months of the year, while the Russell 2000 Index earned 6.85%.

Performance: For the six months ended June 30, 2001, the Portfolio's Class R shares declined 14.52% compared to a gain of 6.85% for the Russell 2000 Index. The Portfolio's strategy of investing in growth stocks was out of favor for most of the first six months, although gains were made during the second quarter.

Portfolio Specifics: The Portfolio increased weightings in investment themes such as the "New Consumer" and the "Ubiquitous Semiconductor," and these sectors also had a positive impact on performance. Among the individual stocks that contributed positively to performance during the period were Microsemi Corporation, Brooks Automation, Lam Research, and Hot Topic.

Market Outlook: The second quarter of 2001 gave some evidence to our belief that the higher end of the growth market was close to a bottom. We still believe that the current economic decline is distinct from the last two recessions of 1980-81 and 1990-1991 in that this slowdown was not caused by structural imbalances. Rather, this slowdown was caused by a decline in capital spending, centered largely around technology. Technology spending has been slowing for a year in the wake of the "Y2K" boom and the Internet boom and bust, and incremental data suggest that these excesses have largely been wrung out of the system. At the same time, the consumer and housing sectors remain resilient and have lent support to a slowing economy. Although we entered the current economic slowdown with unprecedented speed, the aggressive rate cuts by the Federal Reserve and the lack of excess inventory in the system could imply a more rapid recovery than in the past.

Unless the current economic slowdown stretches beyond the end of 2001, we believe that we are very close to the bottom -- if not beyond it. Some parts of the market, in particular technology, had priced in

Portfolio
Manager's Report                     PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

significantly lower growth for several years, and if the recovery plays out over the second half of the year, then the market will continue its recent good performance. We believe that this stock market is more similar to the 1990-1991 time frame than the 1994-1995 or 1998 corrections; the values seen at the bottom in the 1990-1991 bear market turned out to be the lows for the decade on many stocks. Thus, we are taking advantage of market volatility to initiate or add to positions in high quality growth companies. Our focus is on companies that we believe can deliver above-average earnings growth in 2002 and beyond. We are targeting those companies that are improving their business models through this downturn and have significant opportunities for improvement in profitability ahead of them.

                             Average Annual Total Returns for the Periods
                                          Ended June 30, 2001
                             --------------------------------------------
                                                          Since Inception
                                1 Year         5 Year          5/6/94
                                ------         ------          ------
     Class R                    -20.27%        25.38%          21.30%
     Russell 2000 Index           0.65          9.62           11.96 (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP SmallCap Opportunities Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investment in equities. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies.

                See accompanying index descriptions on page 18.

                                                                       Portfolio
PILGRIM VP INTERNATIONAL VALUE PORTFOLIO                        Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Charles Brandes, CFA, Managing Partner; Jeff Busby, CFA, Managing Partner; Brandes Investment Partner, L.P.

Goal: The Pilgrim VP International Value Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Portfolio may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: Throughout the period, the investment environment overseas proved tenuous. Concerns regarding slowing economies worldwide, evidence of slack corporate profits, high oil prices, and eroding currencies all contributed to the markets' malaise. A number of interest rate cuts -- in the United States and by the Bank of England and the European Central Bank -- lifted sentiment and expectations, but ultimately failed to lift stock prices. During the first half of 2001, the MSCI EAFE Index fell 14.4%.

In the United Kingdom, market participants reacted warmly as the Bank of England cut interest rates early in the second quarter. In Japan, the naming of new Prime Minister Junichiro Koizumi raised hopes for much-needed structural reforms amid Japan's decade-long economic slump. Stocks in both countries performed well in April but sagged in May and June. For the quarter as a whole, the MSCI United Kingdom and MSCI Japan indices were virtually unchanged. For the six-month period, the indices fell 13.0% and 8.3%, respectively.

Amid lingering worries regarding global economic sluggishness, declining corporate profits, and high oil prices, the MSCI Emerging Markets Free (EMF) Index slipped 1.6% during the first six months of 2001. While the EMF fell, stocks in emerging markets proved far more resilient than their developed market counterparts. The MSCI EAFE Index lost 14.4% and the MSCI World Index tumbled 10.6% over the same period.

Performance: During the six-month period ended June 30, 2001, the Portfolio's Class R shares fell 5.52% versus a 14.40% decline for the MSCI EAFE Index.

Portfolio Specifics: Gains among holdings in South Africa and Mexico dampened the negative effects of slumping returns for a variety of portfolio positions during the period. Holdings in the following countries were among the worst performers during the period: Japan, France, and Brazil. With respect to sectors, poor returns for positions in the following industries adversely influenced overall returns for the portfolio: telecommunications, electrical & electronics, banking, and insurance.

Specifically, among the worst-performing holdings were: Alcatel (France -- electrical & electronics), British Telecom (United Kingdom -- telecommunications), and Eletrobras (Brazil -- utilities). While returns for many positions slumped during the period, there were pockets of solid performance including Marks & Spencer (United Kingdom -- merchandising), Pohang Iron & Steel (South Korea -- steel), and Nippon Mitsubishi Oil (Japan -- energy sources).

During the period, as share prices for certain companies climbed to levels consistent with our estimate of underlying business values, we eliminated exposure to a number of holdings including DeBeers (South Africa -- miscellaneous materials & commodities), Reckitt Benckiser (United Kingdom -- food & household products), and International Power (United Kingdom -- utilities).

We redeployed the proceeds of our sales among existing holdings and select new purchases. We viewed weakness among prices for telecom stocks as an opportunity to add to existing telecom holdings. We added to our positions in British Telecom, Nippon Telegraph & Telephone (Japan), and Telefonos de Mexico (Mexico).

Market Outlook: The composition of the portfolio did not change significantly during the period. As a result of our bottom-up approach, we trimmed exposure to the insurance industry and raised our weighting in the machinery & engineering and beverages & tobacco industries. With respect to countries, we increased our weighting in Japan while price declines generally accounted for our diminished exposure to the United Kingdom. The portfolio retains its greatest country weighting in the United Kingdom, and on a sector basis, in the telecommunications industry.

Portfolio
Managers' Report                        PILGRIM VP INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

Going forward, we continue to focus on purchasing and holding solid companies that, in our opinion, are trading at substantial discounts to their intrinsic values. Over the long term, we believe the market will recognize the true worth of these companies, rewarding patient investors with favorable results.

                                        Average Annual Total Returns for
                                        the Periods Ended June 30, 2001
                                        -------------------------------
                                                        Since Inception
                                             1 Year          8/8/97
                                             ------          ------
     Class R                                  -4.95%         15.16%
     MSCI EAFE Index                         -23.32           0.44 (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 8/1/97.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The Portfolio invests in smaller companies which may be more susceptible to price volatility and are less liquid than larger companies.

                See accompanying index descriptions on page 18.

                                                                       Portfolio
PILGRIM VP HIGH YIELD BOND PORTFOLIO                            Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Edwin Shriver, Senior Vice President and Director; Russ Stiver, CFA, Vice President and Portfolio Manager; Andy Mitchell, Vice President and Portfolio Manager; ING Pilgrim Investments, LLC.

Goal: The Pilgrim VP High Yield Bond Portfolio (the "Portfolio") seeks high income and capital appreciation by investing primarily in higher-yielding, lower-rated bonds.

Market Overview: The high yield market outperformed equities by a wide margin while slightly outperforming investment grade bonds during the first half of 2001. Notwithstanding the strong relative performance of the asset class, absolute returns were somewhat disappointing due to very weak returns from telecommunications sector issuers. Excluding telecommunications, the remainder of the high yield market posted solid returns.

Volatility has been abnormally high throughout the first half of 2001. High defaults, widespread earnings warnings and uncertainty regarding the future direction of the economy all contributed to an environment of both panic buying and panic selling at various times over the past six months. Companies requiring additional capital and those with the greatest operating leverage were most impacted, while those with lower growth potential but steadier cashflow experienced fairly steady appreciation in their bonds.

In June, Merrill Lynch revised their peak default projection to 7.5%, which is expected to occur sometime in late 2001 or early 2002. Moody's, on the other hand projects defaults to peak at approximately 10% in early 2002. Current bond prices reflect an expectation of sustained default rates of over 11% for an extended period of time, providing cause for optimism that significant bond appreciation is probable at some point for long-term investors. Default rates last peaked at 13% in 1991, a year in which high yield returns exceeded 35%.

Performance: The Portfolio's Class R shares returned -2.00% for the first half of 2001 versus 3.92% for the Lehman Brothers High Yield Bond Index and 4.87% for the Merrill Lynch Cash-Pay High Yield Index.

Portfolio Specifics: The Portfolio's underperformance was due to overweightings in telecommunications and single-B rated issues and an underweighting in double-B rated issues relative to the indices. During the six-month period, the Merrill Lynch BB Cash-Pay sub-index returned 8.52%, versus 1.36% for Merrill Lynch B Cash-Pay sub-index. On an industry basis, the Merrill Lynch high yield automotive sector returned 18.3%, while the telecommunications sector returned -22.6%.

Market Outlook: Management believes that signs of stronger economic growth will, at some point over the coming months, translate into very strong high yield returns. Any sustained rally must, however, be accompanied by tangible evidence of higher corporate profits and cashflows on the near term horizon. In order to benefit from the eventual rally, it is necessary to maintain exposure to higher yielding securities, while at the same time avoiding earnings disappointments.

The telecommunications sector now offers extremely high yields and represents approximately 12% of the Portfolio. In late 2000 we reduced the size and upgraded the quality of our exposure to this sector due to concerns regarding potential default experience in 2001. In retrospect, while we were right to be concerned about the sector, we regret that market conditions and the extreme bid-ask spreads in some of these securities prevented us from reducing exposure further. We believe that our remaining exposure to near term default risk in the sector is fairly low and continue to shift our exposure to stronger companies.

Many of the more mature sectors within high yield, including aerospace, industrials, publishing, steel and automotive, offer attractive yields and a high probability of improving fundamentals. We have increased our exposure to many of these industries and look for additional opportunities to do so.

The Portfolio is not set up to hold defaulted credits through the bankruptcy process. Thus, we generally try to avoid third-tier credits in which we believe there is material near-term default risk.

Portfolio
Managers' Report                            PILGRIM VP HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                              Average Annual Total Returns for
                                               the Periods Ended June 30, 2001
                                             -----------------------------------
                                                                 Since Inception
                                             1 Year     5 Year       5/6/94
Class R                                      -10.40%    -0.37%        3.17%
Lehman Brothers High Yield Bond Index          0.96      4.37         6.33 (1)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim VP High Yield Bond Portfolio against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Portfolio. Total return results would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Since inception performance for the index is shown from 5/1/94.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. High Yields reflect the higher credit risks associated with certain lower rated securities in the portfolio and in some cases, the lower market price for those instruments. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 18.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks.

The Lehman Government/Corporate Bond Index is an unmanaged index of government bonds and corporate bonds rated Baa3 or better.

The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small companies.

The Russell 3000 Growth Index is an unmanaged index which measures the performance of the Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Value Index is an unmanaged index which measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The NASDAQ Composite Index is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted.

The S&P MidCap 400 Index is an unmanaged index which measures performance of the mid-size company segment of the U.S. market.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

The MSCI EAFE Index is an unmanaged index consisting of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Japan Index is an unmanaged index that measures the perfomance of the Japanese stock market.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The MSCI World Index is a capitalization weighted index that measures the performance of stocks from around the world.

The MSCI United Kingdom Index is an unmanaged index that measures the performance of the stock market in the United Kingdom.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Merrill Lynch Cash-Pay High Yield Index is comprised of over 1,200 high yield bonds currently paying cash coupons therefore excluding deferred income securities.

The Merrill Lynch Single-B Cash-Pay Index is a sub-index of the Merrill Lynch Cash-Pay High Yield Index which measures the performance of single-B grade U.S. domestic bonds.

The Merrill Lynch Double-B Cash-Pay Index is a sub-index of the Merrill Lynch Cash-Pay High Yield Index which measures the performance of double-B grade U.S. domestic bonds.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

-------
Pilgrim
Funds
-------

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


                                                                 Pilgrim VP
                                                                  Research       Pilgrim VP      Pilgrim VP
                                                  Pilgrim VP      Enhanced         Growth          MidCap
                                                   MagnaCap         Index       Opportunities   Opportunities
                                                   Portfolio      Portfolio       Portfolio       Portfolio
                                                 ------------    ------------    ------------    ------------
ASSETS:
Investments in securities at value*              $  1,834,377    $ 20,255,299    $  6,924,153    $  2,790,515
Short-term securities at amortized cost             1,066,483              --         656,000         216,000
Cash                                                      121              --             360               1
Foreign currencies at value**                              --              --              --              --
Receivables:
 Investment securities sold                           243,105         381,134         266,993         115,988
 Fund shares sold                                      81,719           5,047       1,186,079          18,373
 Dividends and interest                                 1,541          20,403             206             463
Prepaid expenses                                           36              10             142              55
Reimbursement due from manager                         12,001          67,490          21,270          14,897
                                                 ------------    ------------    ------------    ------------
 Total assets                                       3,239,383      20,729,383       9,055,203       3,156,292
                                                 ------------    ------------    ------------    ------------
LIABILITIES:
Payable for investment securities purchased           273,984          49,329         344,803          94,010
Payable for fund shares redeemed                        2,977          47,483         373,573           1,010
Income distributions payable                               --              --              --              --
Payable to affiliates                                   1,874          14,871           5,435           2,146
Payable to custodian                                       --          95,467              --              --
Other accrued expenses and liabilities                 25,425          36,123           7,706          20,449
                                                 ------------    ------------    ------------    ------------
 Total liabilities                                    304,260         243,273         731,517         117,615
                                                 ------------    ------------    ------------    ------------
NET ASSETS                                       $  2,935,123    $ 20,486,110    $  8,323,686    $  3,038,677
                                                 ============    ============    ============    ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $  3,073,816    $ 24,694,253    $ 11,243,794    $  3,858,636
Undistributed (overdistributed) net investment
 income                                                 4,800          17,624          (4,309)         (1,644)
Accumulated net realized gain (loss) on
 investments, foreign currencies and futures
 contracts                                            (78,026)     (2,972,643)     (3,067,818)       (893,402)
Net unrealized appreciation (depreciation) of
 investments and foreign currencies                   (65,467)     (1,253,124)        152,019          75,087
                                                 ------------    ------------    ------------    ------------
NET ASSETS                                       $  2,935,123    $ 20,486,110    $  8,323,686    $  3,038,677
                                                 ============    ============    ============    ============
*Cost of securities                              $  1,899,844    $ 21,508,423    $  6,772,134    $  2,715,428
**Cost of foreign currencies                     $         --    $         --    $         --    $         --
Class R:
Net assets                                       $  1,781,564    $ 20,486,110    $  6,620,396    $  2,859,273
Shares authorized                                   unlimited       unlimited       unlimited       unlimited
Par value                                        $       0.01    $       0.01    $       0.01    $       0.01
Shares outstanding                                    190,626       4,987,350       1,006,222         417,402
Net asset value and redemption price per
 share                                           $       9.35    $       4.11    $       6.58    $       6.85
Class S:
Net assets                                       $  1,153,559             n/a    $  1,703,290    $    179,404
Shares authorized                                   unlimited             n/a       unlimited       unlimited
Par value                                        $       0.01             n/a    $       0.01    $       0.01
Shares outstanding                                    123,242             n/a         257,923          26,213
Net asset value and redemption price per
 share                                           $       9.36             n/a    $       6.60    $       6.84


                                                   Pilgrim VP        Pilgrim VP       Pilgrim VP      Pilgrim VP
                                                    Growth +          SmallCap      International     High Yield
                                                      Value        Opportunities        Value            Bond
                                                    Portfolio        Portfolio        Portfolio       Portfolio
                                                 -------------    -------------    -------------    -------------
ASSETS:
Investments in securities at value*              $ 105,195,275    $ 111,208,327    $  28,492,932    $  10,202,932
Short-term securities at amortized cost             10,408,000        7,754,000               --          378,000
Cash                                                       663              412          409,038              843
Foreign currencies at value**                               --               --            1,902               --
Receivables:
 Investment securities sold                          1,307,105          772,065          576,325          269,332
 Fund shares sold                                      104,669          641,836               --           17,823
 Dividends and interest                                  3,095            1,680          169,245          255,147
Prepaid expenses                                           992            1,558              178                1
Reimbursement due from manager                         157,160           83,287           50,936           11,562
                                                 -------------    -------------    -------------    -------------
 Total assets                                      117,176,959      120,463,165       29,700,556       11,135,640
                                                 -------------    -------------    -------------    -------------
LIABILITIES:
Payable for investment securities purchased          5,050,923        2,368,179               --               --
Payable for fund shares redeemed                       207,631          414,285          612,263              150
Income distributions payable                                --               --               --          271,499
Payable to affiliates                                   79,543           83,036           26,613            7,822
Payable to custodian                                        --               --               --               --
Other accrued expenses and liabilities                  26,984           24,671           64,702           14,057
                                                 -------------    -------------    -------------    -------------
 Total liabilities                                   5,365,081        2,890,171          703,578          293,528
                                                 -------------    -------------    -------------    -------------
NET ASSETS                                       $ 111,811,878    $ 117,572,994    $  28,996,978    $  10,842,112
                                                 =============    =============    =============    =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                  $ 152,308,151    $ 123,076,264    $  28,345,803    $  17,417,160
Undistributed (overdistributed) net investment
 income                                               (249,646)        (286,774)         274,664           (2,135)
Accumulated net realized gain (loss) on
 investments, foreign currencies and futures
 contracts                                         (47,917,129)     (19,737,302)         767,309       (5,462,969)
Net unrealized appreciation (depreciation) of
 investments and foreign currencies                  7,670,502       14,520,806         (390,798)      (1,109,944)
                                                 -------------    -------------    -------------    -------------
NET ASSETS                                       $ 111,811,878    $ 117,572,994    $  28,996,978    $  10,842,112
                                                 =============    =============    =============    =============
*Cost of securities                              $  97,524,773    $  96,687,521    $  28,881,535    $  11,312,876
**Cost of foreign currencies                     $          --    $          --    $       1,898    $          --
Class R:
Net assets                                       $ 111,811,878    $ 114,874,411    $  28,996,978    $  10,842,112
Shares authorized                                    unlimited        unlimited        unlimited        unlimited
Par value                                        $        0.01    $        0.01    $        0.01    $        0.01
Shares outstanding                                   6,236,312        5,026,293        2,527,012        3,295,696
Net asset value and redemption price per
 share                                           $       17.93    $       22.85    $       11.47    $        3.29
Class S:
Net assets                                                 n/a    $   2,698,583              n/a              n/a
Shares authorized                                          n/a        unlimited              n/a              n/a
Par value                                                  n/a    $        0.01              n/a              n/a
Shares outstanding                                         n/a          118,116              n/a              n/a
Net asset value and redemption price per
 share                                                     n/a    $       22.85              n/a              n/a

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                      STATEMENTS OF OPERATIONS (Unaudited)
--------------------------------------------------------------------------------


                                                                                        Pilgrim VP
                                                        Pilgrim VP                  Research Enhanced
                                                    MagnaCap Portfolio               Index Portfolio
                                                ---------------------------   ---------------------------
                                                 Six Months      Period       Six Months        Year
                                                   Ended          Ended          Ended          Ended
                                                  June 30,     December 31,     June 30,     December 31,
                                                    2001          2000(1)        2001           2000
                                                -----------    -----------    -----------    -----------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax)*    $     9,347    $     3,892    $   111,473    $   343,759
 Interest                                             7,032          4,170          5,220         17,116
                                                -----------    -----------    -----------    -----------
  Total investment income                            16,379          8,062        116,693        360,875
                                                -----------    -----------    -----------    -----------
EXPENSES:
 Investment advisory fees                             5,937          3,420         82,558        205,302
 Shareholder service fees:
  Class S                                               179             --             --             --
 Administrative service fees                            791            348         11,007         26,648
 Accounting and custodian fees                       13,575         10,656         61,945         55,670
 Printing and postage                                 1,810            760         13,315         13,570
 Professional fees                                    2,172            603          4,109         16,982
 Trustee fees                                           271            300            678          2,012
 Miscellaneous expenses                                 363         11,035            495            773
                                                -----------    -----------    -----------    -----------
  Total expenses                                     25,098         27,122        174,107        320,957
 Less expenses reimbursed by investment
  advisor                                            17,831         24,050         75,038         74,026
                                                -----------    -----------    -----------    -----------
  Net expenses                                        7,267          3,072         99,069        246,931
                                                -----------    -----------    -----------    -----------
 Net investment income (loss)                         9,112          4,990         17,624        113,944
                                                -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FUTURES CONTRACTS:
 Net realized loss on investments and futures
  contracts                                         (50,194)       (27,832)      (945,619)    (1,088,909)
 Net change in unrealized appreciation
  (depreciation) of investments and
  futures contracts                                 (82,907)        17,440       (619,433)    (2,368,438)
                                                -----------    -----------    -----------    -----------
 Net realized and unrealized loss from
  investments and futures contracts                (133,101)       (10,392)    (1,565,052)    (3,457,347)
                                                -----------    -----------    -----------    -----------
  NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                              $  (123,989)   $    (5,402)   $(1,547,428)   $(3,343,403)
                                                ===========    ===========    ===========    ===========
*Foreign withholding taxes                      $        22    $        10    $       663    $     2,100


                                                        Pilgrim VP                    Pilgrim VP
                                                   Growth Opportunities          MidCap Opportunities
                                                         Portfolio                     Portfolio
                                                --------------------------    --------------------------
                                                 Six Months      Period        Six Months     Period
                                                   Ended          Ended          Ended         Ended
                                                  June 30,     December 31,     June 30,     December 31,
                                                    2001          2000(2)         2001         2000(3)
                                                -----------    -----------    -----------    -----------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax)*    $     7,283    $     6,815    $     2,997    $     1,788
 Interest                                            16,133         25,240          6,145          6,195
                                                -----------    -----------    -----------    -----------
  Total investment income                            23,416         32,055          9,142          7,983
                                                -----------    -----------    -----------    -----------
EXPENSES:
 Investment advisory fees                            23,683         17,042          8,877          4,593
 Shareholder service fees:
  Class S                                               231             --             45             --
 Administrative service fees                          3,158          2,385          1,183            559
 Accounting and custodian fees                       23,100         17,625         18,100         20,913
 Printing and postage                                 3,810          4,900          1,810          1,400
 Professional fees                                    2,172          1,361          2,172          1,244
 Trustee fees                                           271          4,500            271            100
 Miscellaneous expenses                                 364          1,681            364          6,642
                                                -----------    -----------    -----------    -----------
  Total expenses                                     56,789         49,494         32,822         35,451
 Less expenses reimbursed by investment
  advisor                                            28,185         29,113         22,134         29,939
                                                -----------    -----------    -----------    -----------
  Net expenses                                       28,604         20,381         10,688          5,512
                                                -----------    -----------    -----------    -----------
 Net investment income (loss)                        (5,188)        11,674         (1,546)         2,471
                                                -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FUTURES CONTRACTS:
 Net realized loss on investments and futures
  contracts                                      (1,915,542)    (1,152,276)      (627,410)      (265,992)
 Net change in unrealized appreciation
  (depreciation) of investments and
  futures contracts                                  89,419         62,600          3,385         71,702
                                                -----------    -----------    -----------    -----------
 Net realized and unrealized loss from
  investments and futures contracts              (1,826,123)    (1,089,676)      (624,025)      (194,290)
                                                -----------    -----------    -----------    -----------
  NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                              $(1,831,311)   $(1,078,002)   $  (625,571)   $  (191,819)
                                                ===========    ===========    ===========    ===========
*Foreign withholding taxes                      $        --    $         1    $        --    $        --

(1)  Portfolio commenced operations on May 8, 2000.
(2)  Portfolio commenced operations on May 3, 2000.
(3)  Portfolio commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                STATEMENTS OF OPERATIONS (Unaudited) (Continued)
--------------------------------------------------------------------------------



                                                                                       Pilgrim VP
                                                          Pilgrim VP                     SmallCap
                                                        Growth + Value                Opportunities
                                                           Portfolio                     Portfolio
                                                ----------------------------    ----------------------------
                                                 Six Months        Year          Six Months         Year
                                                    Ended          Ended           Ended           Ended
                                                  June 30,      December 31,      June 30,      December 31,
                                                    2001            2000            2001            2000
                                                ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax)*    $     37,345    $     42,738    $     61,101    $    227,004
 Interest                                            160,246         405,691         156,097         748,532
                                                ------------    ------------    ------------    ------------
  Total investment income                            197,591         448,429         217,198         975,536
                                                ------------    ------------    ------------    ------------
EXPENSES:
 Investment advisory fees                            419,285         998,570         419,412         874,430
 Shareholder service fees:
  Class S                                                 --              --             893              --
 Administrative service fees                          55,905         133,964          55,922         116,972
 Accounting and custodian fees                        32,761          29,466          65,974          62,405
 Printing and postage                                 61,104          54,366          31,493          20,875
 Professional fees                                    50,484          11,819          28,729          43,577
 Trustee fees                                         10,362           8,992           5,362              --
 Miscellaneous expenses                                  777           1,640             613          25,895
                                                ------------    ------------    ------------    ------------
  Total expenses                                     630,678       1,238,817         608,398       1,144,154
 Less expenses reimbursed by investment
  advisor                                            183,441         172,454         104,426          95,063
                                                ------------    ------------    ------------    ------------
  Net expenses                                       447,237       1,066,363         503,972       1,049,091
                                                ------------    ------------    ------------    ------------
 Net investment income (loss)                       (249,646)       (617,934)       (286,774)        (73,555)
                                                ------------    ------------    ------------    ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
 Net realized gain (loss) on investments         (37,239,356)     11,162,888     (10,951,918)      1,459,327
 Net realized loss on foreign currencies                  --              --              --              --
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currencies                                       8,253,847     (34,366,557)     (8,211,834)     (5,862,326)
                                                ------------    ------------    ------------    ------------
 Net realized and unrealized gain (loss) from
  investments and foreign currencies             (28,985,509)    (23,203,669)    (19,163,752)     (4,402,999)
                                                ------------    ------------    ------------    ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    $(29,235,155)   $(23,821,603)   $(19,450,526)   $ (4,476,554)
                                                ============    ============    ============    ============
*Foreign withholding taxes                      $        728    $         --    $         --    $        120


                                                        Pilgrim VP                      Pilgrim VP
                                                       International                    High Yield
                                                           Value                           Bond
                                                         Portfolio                       Portfolio
                                                --------------------------    --------------------------
                                                 Six Months       Year        Six Months       Year
                                                   Ended          Ended          Ended         Ended
                                                  June 30,     December 31,     June 30,     December 31,
                                                    2001           2000           2001          2000
                                                -----------    -----------    -----------    -----------
INVESTMENT INCOME:
 Dividends (net of foreign withholding tax)*    $   453,029    $   663,811    $        --    $    11,660
 Interest                                            26,649         72,747        614,744      1,373,156
                                                -----------    -----------    -----------    -----------
  Total investment income                           479,678        736,558        614,744      1,384,816
                                                -----------    -----------    -----------    -----------
EXPENSES:
 Investment advisory fees                           140,835        259,667         42,626        100,603
 Shareholder service fees:
  Class S                                                --             --             --             --
 Administrative service fees                         14,083         26,148          5,683          9,532
 Accounting and custodian fees                       42,530         53,733          8,798         20,180
 Printing and postage                                 2,840          9,385            590         14,475
 Professional fees                                   14,064         14,679          3,982          6,261
 Trustee fees                                           289          3,000            362            560
 Miscellaneous expenses                                 496         12,911            570            346
                                                -----------    -----------    -----------    -----------
  Total expenses                                    215,137        379,523         62,611        151,957
 Less expenses reimbursed by investment
  advisor                                            74,346        113,480         17,144         44,609
                                                -----------    -----------    -----------    -----------
  Net expenses                                      140,791        266,043         45,467        107,348
                                                -----------    -----------    -----------    -----------
 Net investment income (loss)                       338,887        470,515        569,277      1,277,468
                                                -----------    -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCIES:
 Net realized gain (loss) on investments            728,920      4,920,498     (1,304,804)    (2,443,030)
 Net realized loss on foreign currencies             (5,779)       (14,494)            --             --
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currencies                                     (2,635,607)    (4,023,863)       762,648       (325,248)
                                                -----------    -----------    -----------    -----------
 Net realized and unrealized gain (loss) from
  investments and foreign currencies             (1,912,466)       882,141       (542,156)    (2,768,278)
                                                -----------    -----------    -----------    -----------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    $(1,573,579)   $ 1,352,656    $    27,121    $(1,490,810)
                                                ===========    ===========    ===========    ===========
*Foreign withholding taxes                      $    12,793    $    87,304    $        --    $        --

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                 Pilgrim VP
                                                 Pilgrim VP                   Research Enhanced
                                             MagnaCap Portfolio                Index Portfolio
                                         ----------------------------    ----------------------------
                                          Six Months       Period         Six Months        Year
                                            Ended           Ended           Ended          Ended
                                           June 30,      December 31,      June 30,      December 31,
                                             2001           2000(1)          2001           2000
                                         ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)             $      9,112    $      4,990    $     17,624    $    113,944
Net realized loss on investments and
 futures contracts                            (50,194)        (27,832)       (945,619)     (1,088,909)
Net change in unrealized
 appreciation (depreciation) of
 investments and futures contracts            (82,907)         17,440        (619,433)     (2,368,438)
                                         ------------    ------------    ------------    ------------
 Net decrease in net assets resulting
  from operations                            (123,989)         (5,402)     (1,547,428)     (3,343,403)
                                         ------------    ------------    ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class R                                       (4,614)         (4,689)             --        (123,086)
                                         ------------    ------------    ------------    ------------
 Total distributions                           (4,614)         (4,689)             --        (123,086)
                                         ------------    ------------    ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares            2,145,795       1,323,691       1,681,615       5,492,041
Net asset value of shares resulting
 from dividend reinvestments                    4,614           4,689              --         123,086
Cost of shares redeemed                      (204,201)       (200,771)     (3,969,754)     (7,566,456)
                                         ------------    ------------    ------------    ------------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                              1,946,208       1,127,609      (2,288,139)     (1,951,329)
                                         ------------    ------------    ------------    ------------
Net increase (decrease) in net assets       1,817,605       1,117,518      (3,835,567)     (5,417,818)
                                         ------------    ------------    ------------    ------------
NET ASSETS:
Beginning of period                         1,117,518              --      24,321,677      29,739,495
                                         ------------    ------------    ------------    ------------
End of period                            $  2,935,123    $  1,117,518    $ 20,486,110    $ 24,321,677
                                         ============    ============    ============    ============
Undistributed (overdistribtued) net
 investment income at end of period      $      4,800    $        301    $     17,624    $         --
                                         ============    ============    ============    ============

                                                 Pilgrim VP                     Pilgrim VP
                                            Growth Opportunities           MidCap Opportunities
                                                  Portfolio                     Portfolio
                                         --------------------------    --------------------------
                                          Six Months      Period       Six Months      Period
                                            Ended         Ended          Ended          Ended
                                           June 30,     December 31,    June 30,     December 31,
                                             2001         2000(2)         2001          2000(3)
                                         -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income (loss)             $    (5,188)   $    11,674    $    (1,546)   $     2,471
Net realized loss on investments and
 futures contracts                        (1,915,542)    (1,152,276)      (627,410)      (265,992)
Net change in unrealized
 appreciation (depreciation) of
 investments and futures contracts            89,419         62,600          3,385         71,702
                                         -----------    -----------    -----------    -----------
 Net decrease in net assets resulting
  from operations                         (1,831,311)    (1,078,002)      (625,571)      (191,819)
                                         -----------    -----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class R                                          --        (10,795)          (381)        (2,188)
                                         -----------    -----------    -----------    -----------
 Total distributions                              --        (10,795)          (381)        (2,188)
                                         -----------    -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares           6,182,497      7,670,215      2,389,042      2,330,810
Net asset value of shares resulting
 from dividend reinvestments                      --         10,795            381          2,188
Cost of shares redeemed                   (2,164,301)      (455,412)      (719,994)      (143,791)
                                         -----------    -----------    -----------    -----------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                             4,018,196      7,225,598      1,669,429      2,189,207
                                         -----------    -----------    -----------    -----------
Net increase (decrease) in net assets      2,186,885      6,136,801      1,043,477      1,995,200
                                         -----------    -----------    -----------    -----------
NET ASSETS:
Beginning of period                        6,136,801             --      1,995,200             --
                                         -----------    -----------    -----------    -----------
End of period                            $ 8,323,686    $ 6,136,801    $ 3,038,677    $ 1,995,200
                                         ===========    ===========    ===========    ===========
Undistributed (overdistribtued) net
 investment income at end of period      $    (4,309)   $       879    $    (1,644)   $       283
                                         ===========    ===========    ===========    ===========

(1)  Fund commenced operations on May 8, 2000.
(2)  Fund commenced operations on May 3, 2000.
(3)  Fund commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

          STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                           Pilgrim VP                        Pilgrim VP
                                                         Growth + Value                SmallCap Opportunities
                                                           Portfolio                          Portfolio
                                                 ------------------------------    -------------------------------
                                                  Six Months            Year         Six Months          Year
                                                    Ended              Ended           Ended            Ended
                                                   June 30,         December 31,      June 30,       December 31,
                                                     2001               2000            2001             2000
                                                 -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment loss                              $    (249,646)   $    (617,934)   $    (286,774)   $     (73,555)
Net realized gain (loss) on investments            (37,239,356)      11,162,888      (10,951,918)       1,459,327
Net change in unrealized appreciation
 (depreciation) of investments                       8,253,847      (34,366,557)      (8,211,834)      (5,862,326)
                                                 -------------    -------------    -------------    -------------
 Net decrease in net assets resulting from
  operations                                       (29,235,155)     (23,821,603)     (19,450,526)      (4,476,554)
                                                 -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains from investments -- Class R              --      (22,276,634)              --      (13,017,949)
                                                 -------------    -------------    -------------    -------------
 Total distributions                                        --      (22,276,634)              --      (13,017,949)
                                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                    25,294,721      112,069,632       29,795,565      123,698,339
Net asset value of shares resulting from
 dividend reinvestments                                     --       22,276,634               --       13,017,949
Cost of shares redeemed                            (16,698,166)     (45,709,022)     (24,286,356)     (59,239,141)
                                                 -------------    -------------    -------------    -------------
 Net increase in net assets resulting from
  capital share transactions                         8,596,555       88,637,244        5,509,209       77,477,147
                                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net assets              (20,638,600)      42,539,007      (13,941,317)      59,982,644
NET ASSETS:
Beginning of period                                132,450,478       89,911,471      131,514,311       71,531,667
                                                 -------------    -------------    -------------    -------------
End of period                                    $ 111,811,878    $ 132,450,478    $ 117,572,994    $ 131,514,311
                                                 =============    =============    =============    =============
Accumulated net investment loss at end of
 period                                          $    (249,646)   $          --    $    (286,774)   $          --
                                                 =============    =============    =============    =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

          STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)
--------------------------------------------------------------------------------



                                                        Pilgrim VP                          Pilgrim VP
                                              International Value Portfolio          High Yield Bond Portfolio
                                            ----------------------------------   ---------------------------------
                                               Six Months           Year            Six Months           Year
                                                 Ended              Ended             Ended             Ended
                                                June 30,        December 31,         June 30,        December 31,
                                                  2001              2000               2001              2000
                                            ---------------   ----------------   ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
Net investment income                        $     338,887     $     470,515      $    569,277      $   1,277,468
Net realized gain (loss) on investments            728,920         4,920,498        (1,304,804)        (2,443,030)
Net realized loss on foreign currencies             (5,779)          (14,494)              --                 --
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currencies                             (2,635,607)       (4,023,863)          762,648           (325,248)
                                             -------------     -------------      ------------      -------------
 Net increase (decrease) in net assets
  resulting from operations                     (1,573,579)        1,352,656            27,121         (1,490,810)
                                             -------------     -------------      ------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
 Class R                                          (110,775)         (496,555)         (571,412)        (1,290,957)
Net realized gains from investments
 Class R                                               --         (4,710,287)              --                 --
                                             -------------     -------------      ------------      -------------
 Total distributions                              (110,775)       (5,206,842)         (571,412)        (1,290,957)
                                             -------------     -------------      ------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                24,384,979        74,437,497         9,047,789          6,979,857
Net asset value of shares resulting
 from dividend reinvestments                       110,775         5,206,842           312,707          1,299,797
Cost of shares redeemed                        (20,629,812)      (73,025,663)       (8,616,246)       (11,298,110)
                                             -------------     -------------      ------------      -------------
 Net increase (decrease) in net assets
  resulting from capital share
  transactions                                   3,865,942         6,618,676           744,250         (3,018,456)
                                             -------------     -------------      ------------      -------------
Net increase (decrease) in net assets            2,181,588         2,764,490           199,959         (5,800,223)
NET ASSETS:
Beginning of period                             26,815,390        24,050,900        10,642,153         16,442,376
                                             -------------     -------------      ------------      -------------
End of period                                $  28,996,978     $  26,815,390      $ 10,842,112      $  10,642,153
                                             =============     =============      ============      =============
Undistributed (overdistributed) net
 investment income at end of period          $     274,664     $      46,552      $     (2,135)     $         --
                                             =============     =============      ============      =============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM VP MAGNACAP PORTFOLIO (UNAUDITED)                             Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             Class R
                                                  ------------------------------
                                                    Six Months      Period Ended
                                                      Ended         December 31,
                                                  June 30, 2001       2000(1)
                                                  -------------       -------
Per Share Operating Performance:
 Net asset value, beginning of period          $       10.11           10.00
 Income from investment operations:
 Net investment income                         $        0.05            0.05
 Net realized and unrealized gain (loss)
 on investments                                $       (0.78)           0.11
 Total from investment operations              $       (0.73)           0.16
 Less distributions from:
 Net investment income                         $        0.03            0.05
 Total distributions                           $        0.03            0.05
 Net asset value, end of period                $        9.35           10.11
 Total return(2)                               %       (7.21)           1.61
Ratios and supplemental data:
 Net assets, end of period (000s)              $       1,782           1,118
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                     %        0.90            0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)             %        3.20            7.90
 Ratio of net investment income to
 average net assets after
 reimbursement(3)(4)                           %        1.19            1.45
 Portfolio turnover                            %          75              28

(1)  The Portfolio commenced operations on May 8, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

Financial
Highlights              PILGRIM VP RESEARCH ENHANCED INDEX PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                Class R
                                              ------------------------------------------------------------------------
                                               Six Months                      Year Ended December 31,
                                                  Ended        -------------------------------------------------------
                                              June 30, 2001    2000        1999(2)      1998         1997         1996
                                              -------------    ----        -------      ----         ----         ----
Per Share Operating Performance:
 Net asset value, beginning of period       $      4.39         4.99         4.83        5.14         5.25         5.14
 Income from investment operations:
 Net investment income                      $        --         0.02         0.11        0.36         0.40         0.41
 Net realized and unrealized gain (loss)
 on investments                             $     (0.28)       (0.60)        0.16       (0.31)       (0.08)        0.21
 Total from investment operations           $     (0.28)       (0.58)        0.27        0.05         0.32         0.62
 Less distributions from:
 Net investment income                      $        --         0.02         0.11        0.36         0.40         0.41
 Net realized gains on investments          $        --           --           --          --         0.03         0.10
 Total distributions                        $        --         0.02         0.11        0.36         0.43         0.51
 Net asset value, end of period             $      4.11         4.39         4.99        4.83         5.14         5.25
 Total return(1)                            %     (6.38)      (11.63)        5.79        1.02         6.15        12.53
Ratios and supplemental data:
 Net assets, end of period (000s)           $    20,486       24,322       29,739      14,437       10,548        6,277
 Ratio of expenses to average net assets
 after reimbursement(3)(4)(5)               %      0.90         0.90         0.89        0.80         0.80         0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement(4)          %      1.56         1.18         1.26        1.29         1.36         1.68
 Ratio of net investment income to
 average net assets after
 reimbursement(4)(5)                        %      0.16         0.42         1.89        7.53         8.31         8.38
 Portfolio turnover                         %        20           49          123          93          162          121

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2) Portfolio commenced operations as Multi-Sector Bond Fund. Effective April 30, 1999 the Portfolio changed its name to Research Enhanced Index Portfolio and changed its investment objective.
(3)  As of April 30, 1999, the expense limit increased from 0.80% to 0.90%.
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM VP GROWTH OPPORTUNITIES PORTFOLIO (UNAUDITED)                 Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                              Class R
                                                    ---------------------------
                                                    Six Months        Period
                                                       Ended          Ended
                                                     June 30,      December 31,
                                                       2001          2000(1)
                                                       ----          -------
Per Share Operating Performance:
 Net asset value, beginning of period         $         8.92          10.00
 Income from investment operations:
 Net investment income (loss)                 $        (0.01)          0.02
 Net realized and unrealized loss
 on investments                               $        (2.33)         (1.08)
 Total from investment operations             $        (2.34)         (1.06)
 Less distributions from:
 Net investment income                        $           --           0.02
 Total distributions                          $           --           0.02
 Net asset value, end of period               $         6.58           8.92
 Total return(2)                              %       (26.23)        (10.62)
Ratios and supplemental data:
 Net assets, end of period (000s)             $        6,620          6,137
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                    %         0.90           0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %         1.80           2.19
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(3)(4)                          %        (0.15)          0.52
 Portfolio turnover                           %          235            157

(1)  The Portfolio commenced operations on May 3, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                 PILGRIM VP MIDCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               Class R
                                                    ----------------------------
                                                      Six Months    Period Ended
                                                        Ended       December 31,
                                                    June 30, 2001      2000(1)
                                                    -------------      -------
Per Share Operating Performance:
 Net asset value, beginning of period        $           9.05          10.00
 Income from investment operations:
 Net investment income                       $             --           0.01
 Net realized and unrealized loss
 on investments                              $          (2.20)         (0.95)
 Total from investment operations            $          (2.20)         (0.94)
 Less distributions from:
 Net investment income                       $             --           0.01
 Total distributions                         $             --           0.01
 Net asset value, end of period              $           6.85           9.05
 Total return(2)                             %         (24.30)         (9.38)
Ratios and supplemental data:
 Net assets, end of period (000s)            $          2,859          1,995
 Ratio of expenses to average net assets
 after reimbursement(3)(4)                   %           0.90           0.90
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)           %           2.77           5.76
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(3)(4)                         %          (0.12)          0.40
 Portfolio turnover                          %            224            103

(1)  The Portfolio commenced operations on May 5, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM VP GROWTH + VALUE PORTFOLIO (UNAUDITED)                       Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  Class R
                                               ----------------------------------------------------------------------------
                                                  Six Months                         Year Ended December 31,
                                                    Ended         ---------------------------------------------------------
                                                June 30, 2001      2000          1999         1998         1997        1996
                                                -------------     -----         -----        -----        -----       -----
Per Share Operating Performance:
 Net asset value, beginning of period        $       22.90         30.04         18.76        15.85        14.08       11.56
 Income from investment operations:
 Net investment income (loss)                $       (0.04)        (0.11)        (0.08)       (0.03)        0.09        0.08
 Net realized and unrealized gain (loss)
 on investments                              $       (4.93)        (2.29)        17.74         3.09         1.95        2.57
 Total from investment operations            $       (4.97)        (2.40)        17.66         3.06         2.04        2.65
 Less distributions from:
 Net investment income                       $          --            --            --         0.01         0.10        0.09
 Net realized gains on investments           $          --          4.74          6.38         0.14         0.17        0.04
 Total distributions                         $          --          4.74          6.38         0.15         0.27        0.13
 Net asset value, end of period              $       17.93         22.90         30.04        18.76        15.85       14.08
 Total return(1)                             %      (21.70)        (9.78)        94.98        19.32        14.66       22.99
Ratios and supplemental data:
 Net assets, end of period (000s)            $     111,812       132,450        89,911       41,593       32,156      15,564
 Ratio of expenses to average net assets
 after reimbursement(2)(3)                   %        0.80          0.80          0.80         0.80         0.80        0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement(2)           %        1.13          0.93          0.97         1.02         1.09        1.70
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(2)(3)                         %       (0.45)        (0.46)        (0.44)       (0.17)        0.70        0.65
 Portfolio turnover                          %          92           151           179          216          178         161

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

Financial
Highlights               PILGRIM VP SMALLCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                Class R
                                                ---------------------------------------------------------------------------
                                                  Six Months                        Year Ended December 31,
                                                    Ended          --------------------------------------------------------
                                                June 30, 2001       2000          1999         1998        1997        1996
                                                -------------      -----         -----        -----       -----       -----
Per Share Operating Performance:
 Net asset value, beginning of period         $      26.73         29.24         14.12        13.00       11.72       11.39
 Income from investment operations:
 Net investment income (loss)                 $      (0.06)        (0.01)        (0.09)        0.39        0.44        0.40
 Net realized and unrealized gain (loss)
 on investments                               $      (3.82)         0.49         19.83         1.76        1.36        1.15
 Total from investment operations             $      (3.88)         0.48         19.74         2.15        1.80        1.55
 Less distributions from:
 Net investment income                        $         --            --            --         0.39        0.44        0.41
 Net realized gains on investments            $         --          2.99          4.62         0.64        0.08        0.81
 Total distributions                          $         --          2.99          4.62         1.03        0.52        1.22
 Net asset value, end of period               $      22.85         26.73         29.24        14.12       13.00       11.72
 Total return(1)                              %     (14.52)         1.09        141.03        17.30       15.81       13.80
Ratios and supplemental data:
 Net assets, end of period (000s)             $    114,874       131,514        71,532       24,053      21,531      12,579
 Ratio of expenses to average net assets
 after reimbursement(2)(3)(4)                 %       0.90          0.90          0.90         0.82        0.80        0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement(3)            %       1.09          0.98          1.09         1.14        1.11        1.40
 Ratio of net investment income (loss) to
 average net assets after
 reimbursement(3)(4)                          %      (0.51)        (0.06)        (0.64)        3.00        3.72        3.67
 Portfolio turnover                           %        118           148           236          161          55         129

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2)  As of November 9, 1998, the expense limit increased from 0.80% to 0.90%.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM VP INTERNATIONAL VALUE PORTFOLIO (UNAUDITED)                  Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                Class R
                                                    ----------------------------------------------------------------
                                                      Six Months                  Period Ended December 31,
                                                        Ended           --------------------------------------------
                                                    June 30, 2001       2000         1999         1998       1997(1)
                                                    -------------       ----         ----         ----       -------
Per Share Operating Performance:
 Net asset value, beginning of period          $        12.19           14.77        11.08        10.10       10.00
 Income from investment operations:
 Net investment income                         $         0.13            0.24         0.22         0.21        0.03
 Net realized and unrealized gain (loss)
 on investments                                $        (0.80)           0.12         5.23         1.49        0.10
 Total from investment operations              $        (0.67)           0.36         5.45         1.70        0.13
 Less distributions from:
 Net investment income                         $         0.05            0.27         0.24         0.22        0.03
 Net realized gains on investments             $           --            2.67         1.52         0.50          --
 Total distributions                           $         0.05            2.94         1.76         0.72        0.03
 Net asset value, end of period                $        11.47           12.19        14.77        11.08       10.10
 Total return(2)                               %        (5.52)           3.18        50.18        16.93        1.30
Ratios and supplemental data:
 Net assets, end of period (000s)              $       28,997          26,815       24,051       13,764       5,937
 Ratio of expenses to average net assets
 after reimbursement(3)(4)(5)                  %         1.00            1.00         1.00         0.84        0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement(4)             %         1.53            1.44         1.52         1.68        2.61
 Ratio of net investment income to
 average net assets after
 reimbursement(4)(5)                           %         2.40            1.83         1.69         1.90        0.97
 Portfolio turnover                            %           12              69           84           30           5

(1)  The Portfolio commenced operations on August 8, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(3)  As of November 9, 1998, the expense limit increased from 0.80% to 1.00%
(4)  Annualized for periods less than one year.
(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                      PILGRIM VP HIGH YIELD BOND PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              Class R
                                                -------------------------------------------------------------------
                                                  Six Months                    Year Ended December 31,
                                                    Ended          ------------------------------------------------
                                                June 30, 2001      2000       1999       1998       1997       1996
                                                -------------      ----       ----       ----       ----       ----
Per Share Operating Performance:
 Net asset value, beginning of period        $       3.45           4.30      4.87       5.30        5.27      5.04
 Income from investment operations:
 Net investment income                       $       0.44           0.40      0.44       0.42        0.40      0.45
 Net realized and unrealized gain (loss)
 on investments                              $      (0.50)         (0.85)    (0.57)     (0.42)       0.07      0.32
 Total from investment operations            $      (0.06)         (0.45)    (0.13)        --        0.47      0.77
 Less distributions from:
 Net investment income                       $       0.10           0.40      0.44       0.42        0.40      0.45
 Net realized gains on investments           $         --             --        --       0.01        0.04      0.09
 Total distributions                         $       0.10           0.40      0.44       0.43        0.44      0.54
 Net asset value, end of period              $       3.29           3.45      4.30       4.87        5.30      5.27
 Total return(1)                             %      (2.00)        (11.17)    (2.98)     (0.12)       9.00     15.75
Ratios and supplemental data:
 Net assets, end of period (000s)            $     10,842         10,642    16,442     21,320      12,606     6,619
 Ratio of expenses to average net assets
 after reimbursement(2)(3)                   %       0.80           0.80      0.80       0.80        0.79      0.80
 Ratio of expenses to average net assets
 prior to expense reimbursement(2)           %       1.10           1.13      1.11       1.23        1.35      1.73
 Ratio of net investment income to
 average net assets after
 reimbursement(2)(3)                         %      10.02           9.53      9.19       8.92        8.44      8.72
 Portfolio turnover                          %         45            140        85        135         152       159

(1) Assumes dividends have been reinvested and does not reflect the effect of contract insurance charges.
(2)  Annualized for periods less than one year.
(3) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses.

                 See Accompanying Notes to Financial Statements

          NOTES TO FINANCIAL STATEMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Variable Products Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The names of the eight investment series which comprise the Trust (the "Portfolios") and their respective investment objectives are set forth below.

Pilgrim VP MagnaCap Portfolio ("MagnaCap Portfolio") is a diversified portfolio whose investment objective is growth of capital through investments in common stock of companies that have paid increasing dividends or have had the capability to pay rising dividends from their operations, with dividend income as a second consideration.

Pilgrim VP Research Enhanced Index Portfolio ("Research Enhanced Index Portfolio") is a diversified portfolio whose investment objective is capital appreciation by investing primarily in large companies that make up the S&P 500 Index.

Pilgrim VP Growth Opportunities Portfolio ("Growth Opportunities Portfolio") is a diversified portfolio which seeks long-term growth of capital through investments in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Pilgrim VP MidCap Opportunities Portfolio ("MidCap Opportunities Portfolio") is a diversified portfolio which seeks long-term capital appreciation through investments in common stock of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth.

Pilgrim VP Growth + Value Portfolio ("Growth + Value Portfolio") is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that are believed to provide above average potential for capital appreciation.

Pilgrim VP SmallCap Opportunities Portfolio ("SmallCap Opportunities Portfolio", formerly Emerging Growth Portfolio) is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in small to mid-sized companies that are believed to have above average prospects for growth.

Pilgrim VP International Value Portfolio ("International Value Portfolio") is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization.

Pilgrim VP High Yield Bond Portfolio ("High Yield Bond Portfolio") is a diversified portfolio whose investment objective is to seek high income consistent with the preservation of capital by investing primarily in a diversified group of high yield-high risk fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

Each Portfolio offers Class R shares. MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio also offer Class S shares. The two classes differ principally in the applicable shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including shareholder servicing fees.

--------------------------------------------------------------------------------

On October 29, 1999, ReliaStar Financial Corp. ("ReliaStar"), the indirect parent company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc. Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc. on April 30, 2000.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Trust and Pilgrim Group, Inc., Administrator to the Trust. In conjunction with the acquisition, the Adviser and Administrator changed their names to ING Pilgrim Investments, Inc. and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC.

Security Valuation. Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days at the date of acquisition are valued at amortized cost, unless the Trustees of the Trust determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. At June 30, 2001, the High Yield Bond Portfolio contained one security for which market quotations were not readily available and which was fair valued pursuant to the Portfolio's procedures. The security had a total value of $7,800 representing 0.07% of the Portfolio's net assets. The books and records of the Portfolios are maintained in U.S. dollars.

Management's Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity based on the scientific method. Dividend income is recorded on the ex-dividend date.

Distribution to Shareholders. Dividends from net investment income are declared and paid quarterly by the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, International Value Portfolio and the SmallCap Opportunities Porfolio; and declared daily and paid quarterly by the High Yield Bond Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

--------------------------------------------------------------------------------

Foreign Currency. Investments in securities, foreign currency holdings, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at each days current exchange rate. Translation gains or losses due to changes in exchange rates and realized gains or losses from the sale of foreign currencies, and settlement of forward foreign currency contracts and other foreign denominated receivables and payables are translated at the rates of exchange prevailing on the respective dates of such transactions. Such translation gains are not isolated on the accompanying statements of operations.

Foreign Currency Forward Contracts. The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At June 30, 2001, none of the Portfolios had any open foreign currency forward contracts.

Options. The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Portfolio's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. At June 30, 2001, none of the Portfolios had any open options.

Futures Contracts. The Portfolios may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Portfolios each day, depending upon the daily

--------------------------------------------------------------------------------

fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. At June 30, 2001, none of the Portfolios had any open futures contracts.

Repurchase Agreements. The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

Federal Income Taxes. The Trust intends to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

NOTE 2 -- INVESTMENT ADVISORY, ADMINISTRATIVE AND SHAREHOLDER SERVICE FEES

ING Pilgrim Investments, LLC (the "Adviser") serves as each Portfolio's investment adviser. The Adviser receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth+Value Portfolio, SmallCap Opportunities Portfolio, and High Yield Bond Portfolio. The Adviser receives an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets from the International Value Portfolio. ING Pilgrim Group, LLC (the "Administrator") serves as each Portfolio's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets.

For Class R shares, the Adviser has voluntarily agreed to limit the expenses of the Growth + Value Portfolio and High Yield Bond Portfolio to 0.80% of the average daily net assets and to limit the expenses of the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio to 0.90% and International Value Portfolio to 1.00% of the average daily net assets.

For Class S shares, the Adviser has voluntarily agreed to limit the expenses of the MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities Portfolio to 1.15% of the average daily net assets.

Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth + Value Portfolio.

Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as subadviser to the International Value Portfolio.

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a registered investment adviser, serves as subadviser to the Research Enchanced Index Portfolio.

--------------------------------------------------------------------------------

Class S shares of each Portfolio are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to make payments to insurance companies, broker-dealers or other financial intermediaries for providing services to shareholders of Class S shares.

At June 30, 2001, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities:

                                                             Accrued
                                Accrued       Accrued      Shareholder
                               Advisory   Administrative     Service
                                  Fee           Fee            Fee        Total
                                  ---           ---            ---        -----
MagnaCap Portfolio              $ 1,496       $   199        $ 179       $ 1,874
Research Enhanced Index
  Portfolio                      13,121         1,750           --        14,871
Growth Opportunities
  Portfolio                       4,592           612          231         5,435
MidCap Opportunities
  Portfolio                       1,854           247           45         2,146
Growth + Value Portfolio         70,185         9,358           --        79,543
SmallCap Opportunities
  Portfolio                      72,479         9,664          893        83,036
International Value Portfolio    24,194         2,419           --        26,613
High Yield Bond Portfolio         6,902           920           --         7,822

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds of sales of investments (excluding short-term investments) for the six months ended June 30, 2001 were as follows:

                           MagnaCap               Research                      Growth                     MidCap
                           Portfolio      Enhanced Index Portfolio     Opportunities Portfolio     Opportunities Portfolio
                        --------------   --------------------------   -------------------------   ------------------------
Aggregate purchases      $ 1,931,631             $ 4,354,156                 $ 16,977,715                $ 6,589,033
Aggregate sales          $ 1,004,786             $ 6,773,617                 $ 13,523,819                $ 4,853,781

                         Growth + Value             SmallCap                International          High Yield
                            Portfolio       Opportunities Portfolio        Value Portfolio       Bond Portfolio
                        ----------------   -------------------------      -----------------     ---------------
Aggregate purchases      $ 103,986,455           $ 143,065,139               $ 7,485,493          $ 5,855,807
Aggregate sales          $ 101,640,044           $ 127,540,200               $ 3,201,508          $ 4,805,602

U.S. Government Securities not included above were as follows:

                          MagnaCap             Research                      Growth                     MidCap
                         Portfolio     Enhanced Index Portfolio     Opportunities Portfolio     Opportunities Portfolio
                        -----------   --------------------------   -------------------------   ------------------------
Aggregate purchases        $  --               $ 71,443                      $  --                      $  --
Aggregate sales            $  --               $ 50,000                      $  --                      $  --

                         Growth + Value               SmallCap               International          High Yield
                            Portfolio         Opportunities Portfolio       Value Portfolio       Bond Portfolio
                        ----------------     -------------------------     -----------------     ---------------
Aggregate purchases          $  --                     $  --                     $ --                 $  --
Aggregate sales              $  --                     $  --                     $ --                 $  --

--------------------------------------------------------------------------------

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                             Class R                     Class S
                                                ---------------------------------      ------------
                                                Six Months Ended     Period Ended      Period Ended
                                                    June 30,         December 31,        June 30,
                                                      2001             2000(1)            2001(2)
                                                  -----------        -----------        -----------
MagnaCap Portfolio
 (Number of Shares)
Shares sold                                           101,219            129,967            123,585
Shares issued as reinvestment of dividends                504                466                 --
Shares redeemed                                       (21,632)           (19,898)              (343)
                                                  -----------        -----------        -----------
Net increase in shares outstanding                     80,091            110,535            123,242
                                                  ===========        ===========        ===========
MagnaCap Portfolio ($)
Shares sold                                       $   976,086        $ 1,323,691        $ 1,169,709
Shares issued as reinvestment of dividends              4,614              4,689                 --
Shares redeemed                                      (200,977)          (200,771)            (3,224)
                                                  -----------        -----------        -----------
Net increase                                      $   779,723        $ 1,127,609        $ 1,166,485
                                                  ===========        ===========        ===========

(1)  Portfolio commenced operations on May 8, 2000.
(2)  Class S commenced offering of shares on May 8, 2001.

                                                             Class R
                                                  ------------------------------
                                                  Six Months Ended   Year Ended
                                                      June 30,      December 31,
                                                        2001            2000
                                                    -----------     -----------
Researched Enhanced Index Portfolio
 (Number of Shares)
Shares sold                                             414,471       1,132,892
Shares issued as reinvestment of dividends                   --          25,406
Shares redeemed                                        (968,221)     (1,575,782)
                                                    -----------     -----------
Net decrease in shares outstanding                     (553,750)       (417,484)
                                                    ===========     ===========
Researched Enhanced Index Portfolio ($)
Shares sold                                         $ 1,681,615     $ 5,492,041
Shares issued as reinvestment of dividends                   --         123,086
Shares redeemed                                      (3,969,754)     (7,566,456)
                                                    -----------     -----------
Net decrease                                        $(2,288,139)    $(1,951,329)
                                                    ===========     ===========

                                                             Class R                       Class S
                                                ---------------------------------        ------------
                                                Six Months Ended     Period Ended        Period Ended
                                                    June 30,         December 31,          June 30,
                                                      2001              2000(1)             2001(2)
                                                  -----------         -----------         -----------
Growth Opportunities Portfolio
 (Number of Shares)
Shares sold                                           528,907             733,345             333,392
Shares issued as reinvestment of dividends                 --               1,049                  --
Shares redeemed                                      (210,365)            (46,714)            (75,469)
                                                  -----------         -----------         -----------
Net increase in shares outstanding                    318,542             687,680             257,923
                                                  ===========         ===========         ===========
Growth Opportunities Portfolio ($)
Shares sold                                       $ 3,953,037         $ 7,670,215         $ 2,229,460
Shares issued as reinvestment of dividends                 --              10,795                  --
Shares redeemed                                    (1,657,544)           (455,412)           (506,757)
                                                  -----------         -----------         -----------
Net increase                                      $ 2,295,493         $ 7,225,598         $ 1,722,703
                                                  ===========         ===========         ===========

(1)  Portfolio commenced operations on May 3, 2000.
(2)  Class S commenced offering of shares on May 8, 2001.

--------------------------------------------------------------------------------


                                                          Class R                    Class S
                                             ---------------------------------     ------------
                                             Six Months Ended     Period Ended     Period Ended
                                                 June 30,         December 31,       June 30,
                                                   2001              2000(1)          2001(2)
                                                -----------       -----------       -----------
MidCap Opportunities Portfolio
 (Number of Shares)
Shares sold                                         289,660           235,198            31,831
Shares issued as reinvestment of dividends               59               231                --
Shares redeemed                                     (92,665)          (15,081)           (5,618)
                                                -----------       -----------       -----------
Net increase in shares outstanding                  197,054           220,348            26,213
                                                ===========       ===========       ===========
MidCap Opportunities Portfolio ($)
Shares sold                                     $ 2,158,224       $ 2,330,810       $   230,818
Shares issued as reinvestment of dividends              381             2,188                --
Shares redeemed                                    (682,281)         (143,791)          (37,713)
                                                -----------       -----------       -----------
Net increase                                    $ 1,476,324       $ 2,189,207       $   193,105
                                                ===========       ===========       ===========

(1)  Portfolio commenced operations on May 5, 2000.
(2)  Class S commenced offering of shares on May 8, 2001.

                                                            Class R
                                                -------------------------------
                                                Six Months Ended    Year Ended
                                                    June 30,       December 31,
                                                      2001             2000
                                                 -------------    -------------
Growth + Value Portfolio
 (Number of Shares)
Shares sold                                          1,359,184        3,264,084
Shares issued as reinvestment of dividends                  --          856,564
Shares redeemed                                       (907,343)      (1,329,336)
                                                 -------------    -------------
Net increase in shares outstanding                     451,841        2,791,312
                                                 =============    =============
Growth + Value Portfolio ($)
Shares sold                                      $  25,294,721    $ 112,069,632
Shares issued as reinvestment of dividends                  --       22,276,634
Shares redeemed                                    (16,698,166)     (45,709,022)
                                                 -------------    -------------
Net increase                                     $   8,596,555    $  88,637,244
                                                 =============    =============

                                                              Class R                         Class S
                                                -----------------------------------        -------------
                                                Six Months Ended        Year Ended         Period Ended
                                                    June 30,           December 31,           June 30,
                                                      2001                 2000               2001(1)
                                                 -------------        -------------        -------------
SmallCap Opportunities Portfolio
 (Number of Shares)
Shares sold                                          1,062,017            3,873,691              245,698
Shares issued as reinvestment of dividends                  --              454,534                   --
Shares redeemed                                       (955,022)          (1,855,553)            (127,582)
                                                 -------------        -------------        -------------
Net increase in shares outstanding                     106,995            2,472,672              118,116
                                                 =============        =============        =============
SmallCap Opportunities Portfolio ($)
Shares sold                                      $  24,128,410        $ 123,698,339        $   5,667,155
Shares issued as reinvestment of dividends                  --           13,017,949                   --
Shares redeemed                                    (21,495,715)         (59,239,141)          (2,790,641)
                                                 -------------        -------------        -------------
Net increase                                     $   2,632,695        $  77,477,147        $   2,876,514
                                                 =============        =============        =============

(1)  Class S commenced offering of shares on May 8, 2001.

--------------------------------------------------------------------------------


                                                             Class R
                                                --------------------------------
                                                Six Months Ended    Year Ended
                                                    June 30,       December 31,
                                                      2001             2000
                                                  ------------     ------------
International Value Portfolio
 (Number of Shares)
Shares sold                                          2,059,670        5,383,669
Shares issued as reinvestment of dividends               9,908          434,903
Shares redeemed                                     (1,742,607)      (5,246,541)
                                                  ------------     ------------
Net increase in shares outstanding                     326,971          572,031
                                                  ============     ============
International Value Portfolio ($)
Shares sold                                       $ 24,384,979     $ 74,437,497
Shares issued as reinvestment of dividends             110,775        5,206,842
Shares redeemed                                    (20,629,812)     (73,025,663)
                                                  ------------     ------------
Net increase                                      $  3,865,942     $  6,618,676
                                                  ============     ============


                                                             Class R
                                                -------------------------------
                                                Six Months Ended    Year Ended
                                                     June 30,      December 31,
                                                       2001            2000
                                                   ------------    ------------
High Yield Bond Portfolio
 (Number of Shares)
Shares sold                                           2,540,035       1,670,641
Shares issued as reinvestment of dividends               89,857         333,421
Shares redeemed                                      (2,420,399)     (2,740,194)
                                                   ------------    ------------
Net increase (decrease) in shares outstanding           209,493        (736,132)
                                                   ============    ============
High Yield Bond Portfolio ($)
Shares sold                                        $  9,047,789    $  6,979,857
Shares issued as reinvestment of dividends              312,707       1,299,797
Shares redeemed                                      (8,616,246)    (11,298,110)
                                                   ------------    ------------
Net increase (decrease)                            $    744,250    $ (3,018,456)
                                                   ============    ============

NOTE 5 -- CREDIT RISK AND DEFAULTED SECURITIES

Although the Portfolios each have a diversified portfolio, the High Yield Bond Portfolio had 25% of its portfolio invested in lower rated and comparable quality unrated high yield securities at June 30, 2001. Investments in higher yielding securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2001, the High Yield Bond Portfolio held SA Telecommunications, Inc., a security in default. It is each Portfolio's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

--------------------------------------------------------------------------------

NOTE 6 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

Capital loss carryforwards available for federal income tax purposes as of December 31, 2000 were as follows:

                                        Amount              Expiration Date
                                        ------              ---------------
MagnaCap Portfolio                   $    27,832              2008 to 2009
Research Enhanced Index
  Portfolio                          $ 1,819,119              2006 to 2009
Growth Opportunities
  Portfolio                          $ 1,020,575              2008 to 2009
MidCap Opportunities
  Portfolio                          $   254,270              2008 to 2009
Growth + Value Portfolio             $10,096,824                  2009
SmallCap Opportunities
  Portfolio                          $ 8,734,972                  2009
High Yield Bond Portfolio            $ 4,155,968              2006 to 2009

To the extent any future capital gains are offset by these loss carryforwards, such gains may not be distributed to Shareholders.

NOTE 7 -- SECURITY LOANS

Each Portfolio may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Portfolios may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolios receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Portfolios also continue to earn income on the securities loaned. At June 30, 2001, the Portfolios did not have any securities on loan.

NOTE 8 -- SUBSEQUENT EVENT

Effective August 1, 2001, Aeltus Investment Management, Inc. replaced J.P. Morgan as sub-adviser to the Research Enhanced Index Portfolio.

Pilgrim VP
MagnaCap
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

     Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCK: 62.50%
                      Aerospace/Defense: 1.00%
       400            United Technologies Corp.                       $  29,304
                                                                      ---------
                                                                         29,304
                                                                      ---------
                      Banks: 1.03%
       200            Comerica, Inc.                                     11,520
       400            Wells Fargo & Co.                                  18,572
                                                                      ---------
                                                                         30,092
                                                                      ---------
                      Beverages: 0.53%
       350            Pepsico, Inc.                                      15,470
                                                                      ---------
                                                                         15,470
                                                                      ---------
                      Chemicals: 2.84%
       900            Air Products & Chemicals, Inc.                     41,175
       800            PPG Industries, Inc.                               42,056
                                                                      ---------
                                                                         83,231
                                                                      ---------
                      Computers: 5.76%
     2,300            Compaq Computer Corp.                              35,627
     1,400      @     Dell Computer Corp.                                36,610
     1,000      @     EMC Corp. -- Mass.                                 29,050
       600            International Business Machines Corp.              67,800
                                                                      ---------
                                                                        169,087
                                                                      ---------
                      Cosmetics/Personal Care: 0.95%
       500            Kimberly-Clark Corp.                               27,950
                                                                      ---------
                                                                         27,950
                                                                      ---------
                      Diversified Financial Services: 3.63%
        90            Alliance Capital Management Holding LP              4,775
       150            Fannie Mae                                         12,773
       800            Franklin Resources, Inc.                           36,616
       750            Freddie Mac                                        52,500
                                                                      ---------
                                                                        106,664
                                                                      ---------
                      Electric: 4.01%
     1,100            Duke Energy Corp.                                  42,911
       800            Entergy Corp.                                      30,711
        99      @     Mirant Corp.                                        3,406
     1,750            The Southern Co.                                   40,688
                                                                      ---------
                                                                        117,716
                                                                      ---------
                      Electronics: 0.84%
     1,350      @     Solectron Corp.                                    24,705
                                                                      ---------
                                                                         24,705
                                                                      ---------

                      Food: 0.97%
     1,500            Sara Lee Corp.                                     28,410
                                                                      ---------
                                                                         28,410
                                                                      ---------
                      Healthcare -- Services: 0.64%
       200      @     Wellpoint Health Networks                          18,848
                                                                      ---------
                                                                         18,848
                                                                      ---------
                      Household Products/Wares: 2.09%
       450            Avery Dennison Corp.                               22,973
     1,000            Fortune Brands, Inc.                               38,360
                                                                      ---------
                                                                         61,333
                                                                      ---------
                      Insurance: 4.52%
       200            American General Corp.                              9,290
     1,000            Jefferson-Pilot Corp.                              48,320
       400            Loews Corp.                                        25,772
       200            Marsh & McLennan Cos.                              20,200
     1,000            Old Republic Intl. Corp.                           29,000
                                                                      ---------
                                                                        132,582
                                                                      ---------
                      Leisure Time: 1.36%
     1,300            Carnival Corp.                                     39,910
                                                                      ---------
                                                                         39,910
                                                                      ---------
                      Mining: 3.49%
       800     @@     Alcan, Inc.                                        33,616
     1,750            Alcoa, Inc.                                        68,950
                                                                      ---------
                                                                        102,566
                                                                      ---------
                      Miscellaneous Manufacturing: 5.38%
       500            Danaher Corp.                                      28,000
       600            Eastman Kodak Co.                                  28,008
     1,300            Honeywell Intl., Inc.                              45,487
       300            Minnesota Mining & Manufacturing Co.               34,230
       410     @@     Tyco Intl. Ltd.                                    22,345
                                                                      ---------
                                                                        158,070
                                                                      ---------
                      Oil & Gas: 2.18%
       700            Conoco, Inc.                                       20,230
       500            Exxon Mobil Corp.                                  43,675
                                                                      ---------
                                                                         63,905
                                                                      ---------
                      Oil & Gas Services: 1.76%
     1,450            Halliburton Co.                                    51,620
                                                                      ---------
                                                                         51,620
                                                                      ---------
                      Retail: 5.27%
       800            May Department Stores Co.                          27,408
     1,200            McDonald's Corp.                                   32,472
     1,000            RadioShack Corp.                                   30,500
     1,000            Sears, Roebuck And Co.                             42,310
       500      @     Tricon Global Restaurants, Inc.                    21,950
                                                                      ---------
                                                                        154,640
                                                                      ---------
                      Savings & Loans: 0.22%
       100            Golden West Financial Corp.                         6,424
                                                                      ---------
                                                                          6,424
                                                                      ---------
                      Semiconductors: 1.82%
     1,300      @     Advanced Micro Devices                             37,544
       500            Texas Instruments, Inc.                            15,750
                                                                      ---------
                                                                         53,294
                                                                      ---------
                      Software: 4.82%
     1,900            Computer Associates Intl., Inc.                    68,400
     1,000      @     Microsoft Corp.                                    73,000
                                                                      ---------
                                                                        141,400
                                                                      ---------
                      Telecommunications: 5.06%
       500            Alltel Corp.                                       30,630
       300      @     Cisco Systems, Inc.                                 5,460
     1,250            SBC Communications, Inc.                           50,075
     1,400            Sprint Corp.                                       29,904
       800      @     Tellabs, Inc.                                      15,504
        46            WorldCom, Inc. -- MCI Group                           741
     1,150      @     WorldCom, Inc.-WorldCom Group                      16,330
                                                                      ---------
                                                                        148,644
                                                                      ---------
                      Tobacco: 2.33%
     1,350            Philip Morris Cos., Inc.                           68,512
                                                                      ---------
                                                                         68,512
                                                                      ---------
                      Total Common Stock
                      (Cost $1,899,844)                               1,834,377
                                                                      ---------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MagnaCap
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 36.33%
          U.S Treasury Obligations: 16.95%
$   500,000        U.S. Treasury Bond 3.420%,
                   due 08/23/01                                     $   497,483
                                                                    -----------
                   Repurchase Agreement: 19.38%
    569,000        State Street Repurchase Agreement,
                   3.900%, due 07/02/01, (Collateralized
                   by $560,000 U.S. Treasury Notes, 6.375%,
                   Due 01/31/02, Market Value $583,094)                 569,000
                                                                    -----------
                   Total Short-Term Investments
                   (Cost $1,066,483)                                  1,066,483
                                                                    -----------
                   Total Investments in Securities
                   (Cost $ 2,966,327)*                  98.83%      $ 2,900,860
                   Other Assets and Liabilities-Net      1.17%           34,263
                                                       ------       -----------
                   Net Assets                          100.00%      $ 2,935,123
                                                       ======       ===========

@    Non-income producing security
@@   Foreign Issuer
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                                   $   69,795
     Gross Unrealized Depreciation                                     (135,262)
                                                                    -----------
     Net Unrealized Depreciation                                    $   (65,467)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced
Index
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCK: 98.52%
                     Advertising: 0.17%
       600           Interpublic Group Cos., Inc.                     $  17,610
       200           Omnicom Group                                       17,200
                                                                      ---------
                                                                         34,810
                                                                      ---------
                     Aerospace/Defense: 1.08%
     1,800           Boeing Co.                                         100,080
       700           Goodrich Corp.                                      26,586
       600           Lockheed Martin Corp.                               22,230
     1,000           United Technologies Corp.                           73,260
                                                                      ---------
                                                                        222,156
                                                                      ---------
                     Airlines: 0.46%
       800           Delta Air Lines, Inc.                               35,264
     3,200           Southwest Airlines                                  59,168
                                                                      ---------
                                                                         94,432
                                                                      ---------
                     Apparel: 0.27%
       600     @     Jones Apparel Group, Inc.                           25,920
       700           Nike, Inc.                                          29,393
                                                                      ---------
                                                                         55,313
                                                                      ---------
                     Auto Manufacturers: 1.01%
     2,300           Ford Motor Co.                                      56,465
     2,100           General Motors Corp.                               135,135
       300           Paccar, Inc.                                        15,426
                                                                      ---------
                                                                        207,026
                                                                      ---------
                     Auto Parts & Equipment: 0.15%
     1,000           Delphi Automotive Systems                           15,930
       400     @     Lear Corp.                                          13,960
                                                                      ---------
                                                                         29,890
                                                                      ---------
                     Banks: 4.77%
     1,600           Amsouth Bancorporation                              29,583
     2,100           Bank of America Corp.                              126,063
     1,200           Bank of New York Co., Inc.                          57,600
     4,500           Bank One Corp.                                     161,100
       370           Banknorth Group, Inc.                                8,381
       100           Compass Bancshares, Inc.                             2,650
     2,600           First Union Corp.                                   90,844
       400           FleetBoston Financial Corp.                         15,780
       700           Hibernia Corp.                                      12,460
       300           Huntington Bancshares, Inc.                          4,905
     1,100           Keycorp                                             28,655
       100           Marshall & Ilsley Corp.                              5,390
       400           Mellon Financial Corp.                              18,400
       400           Northern Trust Corp.                                25,000
     1,500           PNC Financial Services Group, Inc.                  98,685
       600           Suntrust Banks, Inc.                                38,868
     7,300           US Bancorp                                         166,367
       600           Wachovia Corp.                                      42,690
       800           Wells Fargo & Co.                                   37,144
       100           Wilmington Trust Corp.                               6,265
                                                                      ---------
                                                                        976,830
                                                                      ---------
                     Beverages: 1.62%
     1,300           Anheuser-Busch Cos., Inc.                           53,560
     4,400           Coca-Cola Co.                                      198,000
     1,800           Pepsico, Inc.                                       79,560
                                                                      ---------
                                                                        331,120
                                                                      ---------
                     Biotechnology: 0.71%
     2,000     @     Amgen, Inc.                                        121,360
       400     @     Human Genome Sciences, Inc.                         24,100
                                                                      ---------
                                                                        145,460
                                                                      ---------
                     Chemicals: 1.67%
       800           Air Products & Chemicals, Inc.                      36,600
     2,000           Dow Chemical Co.                                    66,500
     1,600           Du Pont (E.I.) de Nemours & Co.                     77,184
     1,200           PPG Industries, Inc.                                63,084
     1,100           Praxair, Inc.                                       51,700
     1,400           Rohm & Haas Co.                                     46,060
                                                                      ---------
                                                                        341,128
                                                                      ---------

                     Commercial Services: 0.40%
     4,200     @     Cendant Corp.                                       81,900
                                                                      ---------
                                                                         81,900
                                                                      ---------
                     Computers: 5.39%
     4,000           Compaq Computer Corp.                               61,960
     4,600     @     Dell Computer Corp.                                120,290
       900           Electronic Data Systems Corp.                       56,250
     4,100     @     EMC Corp.--Mass.                                   119,105
     3,300           Hewlett-Packard Co.                                 94,380
     3,600           International Business Machines Corp.              406,800
       100     @     Lexmark Intl., Inc.                                  6,725
     1,500     @     NCR Corp.                                           70,500
     2,600     @     Seagate Technology, Inc.                               208
     7,300     @     Sun Microsystems, Inc.                             114,756
       800     @     Veritas Software Corp.                              53,224
                                                                      ---------
                                                                      1,104,198
                                                                      ---------
                     Cosmetics/Personal Care: 1.94%
       400           Colgate-Palmolive Co.                               23,596
       700           Estee Lauder Cos., Inc.                             30,170
     2,800           Gillette Co.                                        81,172
     1,500           Kimberly-Clark Corp.                                83,850
     2,800           Procter & Gamble Co.                               178,640
                                                                      ---------
                                                                        397,428
                                                                      ---------
                     Distribution/Wholesale: 0.12%
       600           W.W. Grainger, Inc.                                 24,696
                                                                      ---------
                                                                         24,696
                                                                      ---------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced
Index
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
                 Diversified Financial Services: 7.96%
     300         AG Edwards, Inc.                                     $  13,500
   2,700         American Express Co.                                   104,760
     500    @    AmeriCredit Corp.                                       25,975
     100         The Bear Stearns Cos., Inc.                              5,897
   1,700         Capital One Financial Corp.                            102,000
  11,300         Citigroup, Inc.                                        597,092
     900         Countrywide Credit Industries, Inc.                     41,292
   2,300         Fannie Mae                                             195,845
   1,700         Freddie Mac                                            119,000
     700         Goldman Sachs Group, Inc.                               60,060
   1,200         Household Intl., Inc.                                   80,040
     200         Legg Mason, Inc.                                         9,952
   1,300         MBNA Corp.                                              42,835
     500         Merrill Lynch & Co., Inc.                               29,625
   1,700         Morgan Stanley Dean Witter & Co.                       109,191
     900         Providian Financial Corp.                               53,280
   1,200         Stilwell Financial, Inc.                                40,272
                                                                      ---------
                                                                      1,630,616
                                                                      ---------
                 Electric: 2.83%
     200    @    AES Corp.                                                8,610
     700         Ameren Corp.                                            29,890
     100         American Electric Power                                  4,617
     900         Cinergy Corp.                                           31,455
     900         CMS Energy Corp.                                        25,065
     300         Consolidated Edison, Inc.                               11,940
     200         Dominion Resources, Inc.                                12,026
   1,000         DTE Energy Co.                                          46,440
   2,500         Edison Intl.                                            27,875
   2,100         Entergy Corp.                                           80,619
     300         FPL Group, Inc.                                         18,063
     700         GPU, Inc.                                               24,605
     637         NiSource, Inc.                                          17,409
   2,700         PG&E Corp.                                              30,240
     600         Pinnacle West Capital Corp.                             28,440
     300         Potomac Electric Power                                   6,276
   1,700         Progress Energy, Inc.                                   76,364
     400         Reliant Energy, Inc.                                    12,884
     600         TXU Corp.                                               28,914
     800         Wisconsin Energy Corp.                                  19,016
   1,400         XCEL Energy, Inc.                                       39,830
                                                                      ---------
                                                                        580,578
                                                                      ---------
                 Electrical Components & Equipment: 0.24%
     800         Emerson Electric Co.                                    48,400
                                                                      ---------
                                                                         48,400
                                                                      ---------
                 Electronics: 0.51%
     600    @    Agilent Technologies, Inc.                              19,500
     900         Applied Biosystems Group -- Applera Corp.               24,075
     500         Johnson Controls, Inc.                                  36,235
     600         Parker Hannifin Corp.                                   25,464
                                                                      ---------
                                                                        105,274
                                                                      ---------
                 Environmental Control: 0.21%
   1,400         Waste Management, Inc.                                  43,148
                                                                      ---------
                                                                         43,148
                                                                      ---------
                 Food: 1.93%
     400         Campbell Soup Co.                                       10,300
     900         General Mills, Inc.                                     39,402
   1,200         Heinz Co.                                               49,068
     200         Hershey Foods Corp.                                     12,342
     700         Kellogg Co.                                             20,300
     400    @    Kraft Foods, Inc.                                       12,400
   2,000    @    Kroger Co.                                              50,000
     700         Quaker Oats Co.                                         63,875
   2,000    @    Safeway, Inc.                                           96,000
     700   @@    Unilever NV                                             41,699
                                                                      ---------
                                                                        395,386
                                                                      ---------
                 Forest Products & Paper: 0.25%
     600         Georgia--Pacific Group                                  20,310
     100         International Paper Co.                                  3,570
     300         Temple--Inland, Inc.                                    15,987
     200         Weyerhaeuser Co.                                        10,994
                                                                      ---------
                                                                         50,861
                                                                      ---------
                 Hand/Machine Tools: 0.14%
     700         Black & Decker Corp.                                    27,622
                                                                      ---------
                                                                         27,622
                                                                      ---------
                 Healthcare--Products: 2.91%
   1,800         Baxter Intl., Inc.                                      88,200
   1,400         Becton Dickinson & Co.                                  50,106
   1,000    @    Boston Scientific Corp.                                 17,000
   1,000    @    Guidant Corp.                                           36,000
   6,380         Johnson & Johnson                                      319,000
   1,200         Medtronic, Inc.                                         55,212
     500    @    St. Jude Medical, Inc.                                  30,000
                                                                      ---------
                                                                        595,518
                                                                      ---------
                 Healthcare -- Services: 0.83%
     700    @    Aetna, Inc.                                             18,109
   1,000         HCA, Inc.                                               45,190
   1,900    @    Tenet Healthcare
                 Corp.                                                   98,021
     100    @    Wellpoint Health
                 Networks                                                 9,424
                                                                      ---------
                                                                        170,744
                                                                      ---------
                 Insurance: 4.43%
     300         Aflac, Inc.                                              9,447
   2,500         Allstate Corp.                                         109,975
     800         AMBAC Financial Group, Inc.                             46,560
   1,400         American General Corp.                                  65,030
   3,900         American Intl. Group                                   335,400
     200         AON Corp.                                                7,000
     800         Cigna Corp.                                             76,656
     600         Hartford Financial Services Group                       41,040
     700         Lincoln National Corp.                                  36,225
     500         Marsh & McLennan Cos.                                   50,500
     900         MBIA, Inc.                                              50,112
     200         Metlife, Inc.                                            6,196
     200         Protective Life Corp.                                    6,874
     300         St. Paul Cos.                                           15,207
     800         Torchmark Corp.                                         32,168
     600         UnumProvident Corp.                                     19,272
                                                                      ---------
                                                                        907,662
                                                                      ---------
                 Internet: 0.46%
   3,100         Charles Schwab Corp.                                    47,430
   1,900    @    E*trade Group, Inc.                                     12,255
     300    @    IndyMac Bancorp, Inc.                                    8,040
     100    @    Openwave Systems, Inc.                                   3,470
   2,200    @    TD Waterhouse Group, Inc.                               24,046
                                                                      ---------
                                                                         95,241
                                                                      ---------
                 Leisure Time: 0.13%
     400         Carnival Corp.                                          12,280
     300         Harley-Davidson, Inc.                                   14,124
                                                                      ---------
                                                                         26,404
                                                                      ---------
                 Lodging: 0.62%
   2,000         Hilton Hotels Corp.                                     23,200
   1,100         Marriott Intl., Inc.                                    52,074
   1,400         Starwood Hotels & Resorts Worldwide, Inc.               52,192
                                                                      ---------
                                                                        127,466
                                                                      ---------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced
Index
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                             Value
--------------------------------------------------------------------------------
                 Machinery--Diversified: 0.42%
     500         Dover Corp.                                             18,825
     800         Ingersoll--Rand Co.                                     32,960
     900         Rockwell Intl. Corp.                                    34,308
                                                                      ---------
                                                                         86,093
                                                                      ---------
                 Media: 4.94%
     300    @    Adelphia Communications                                 12,300
   8,800    @    AOL Time Warner, Inc.                                  466,400
   2,100    @    AT&T -- Liberty Media Corp.                             36,729
     100    @    Charter Communications, Inc.                             2,335
     100    @    Clear Channel Communications                             6,270
     900    @    Comcast Corp.                                           39,060
     800    @    Fox Entertainment Group, Inc.                           22,320
   1,200         Gannett Co., Inc.                                       79,080
   1,200    @    Gemstar--TV Guide Intl., Inc.                           51,120
     500         New York Times Co.                                      21,000
     700         Tribune Co.                                             28,007
   3,900    @    Viacom, Inc.                                           201,825
   1,600         Walt Disney Co.                                         46,224
                                                                      ---------
                                                                      1,012,670
                                                                      ---------
                 Mining: 0.56%
     200   @@    Alcan, Inc.                                              8,404
   2,700         Alcoa, Inc.                                            106,380
                                                                      ---------
                                                                        114,784
                                                                      ---------
                 Miscellaneous Manufacturing: 6.68%
     500         Cooper Industries, Inc.                                 19,795
     700         Danaher Corp.                                           39,200
     800         Eastman Kodak Co.                                       37,344
     400         Eaton Corp.                                             28,040
  17,600         General Electric Co.                                   858,000
   1,300         Honeywell Intl., Inc.                                   45,487
     400         Illinois Tool Works                                     25,320
     600         ITT Industries, Inc.                                    26,550
   5,297   @@    Tyco Intl. Ltd.                                        288,687
                                                                      ---------
                                                                      1,368,423
                                                                      ---------
                 Office/Business Equipment: 0.02%
     400         Xerox Corp.                                              3,828
                                                                      ---------
                                                                          3,828
                                                                      ---------
                 Oil & Gas: 6.18%
   1,200         Anadarko Petroleum Corp.                                64,836
   1,500         Chevron Corp.                                          135,750
     700         Conoco, Inc. Class A                                    19,740
   2,000         Conoco, Inc. Class B                                    57,800
     200         Devon Energy Corp.                                      10,500
     200         Diamond Offshore Drilling                                6,610
     200         Ensco Intl., Inc.                                        4,680
   6,500         Exxon Mobil Corp.                                      567,775
   1,560    @    Global Marine, Inc.                                     29,063
   1,100    @    Rowan Cos., Inc.                                        24,310
   3,400   @@    Royal Dutch Petroleum Co. ADR                          198,118
   2,200         Texaco, Inc.                                           146,520
                                                                      ---------
                                                                      1,265,702
                                                                      ---------
                 Oil & Gas Services: 0.42%
   1,400         Baker Hughes, Inc.                                      46,900
     700    @    Cooper Cameron Corp.                                    39,060
                                                                      ---------
                                                                         85,960
                                                                      ---------
                 Packaging & Containers: 0.08%
     990    @    Smurfit -- Stone Container Corp.                        16,038
                                                                      ---------
                                                                         16,038
                                                                      ---------
                 Pharmaceuticals: 7.87%
   2,100         Abbott Laboratories                                    100,821
   2,700         American Home Products Corp.                           157,788
   2,800         Bristol-Myers Squibb Co.                               146,440
   1,900         Eli Lilly & Co.                                        140,600
     500    @    Forest Laboratories, Inc.                               35,500
   4,000         Merck & Co., Inc.                                      255,640
     300         Omnicare, Inc.                                           6,060
  12,400         Pfizer, Inc.                                           496,620
   3,000         Pharmacia Corp.                                        137,850
   3,600         Schering-Plough Corp.                                  130,464
     100    @    Vertex Pharmaceuticals, Inc.                             4,950
                                                                      ---------
                                                                      1,612,733
                                                                      ---------
                 Pipelines: 0.86%
   1,000         Dynegy, Inc.                                            46,500
     800         El Paso Corp.                                           42,032
   1,100         Enron Corp.                                             53,900
   1,000         Williams Cos., Inc.                                     32,950
                                                                      ---------
                                                                        175,382
                                                                      ---------
                 Retail: 5.86%
     600    @    Abercrombie & Fitch Co.                              $  26,700
     300    @    Bed Bath & Beyond, Inc.                                  9,360
     300    @    Best Buy Co., Inc.                                      19,056
     700    @    Costco Wholesale Corp.                                  28,756
     500         CVS Corp.                                               19,300
   1,600    @    Federated Department Stores                             68,000
     700         The Gap, Inc.                                           20,300
   5,100         Home Depot, Inc.                                       237,405
     500    @    Kohls Corp.                                             31,365
   1,200         Limited, Inc.                                           19,824
     400         Lowe's Cos.                                             29,020
   1,700         May Department Stores Co.                               58,242
   2,500         McDonald's Corp.                                        67,650
   2,500         Target Corp.                                            86,500
   2,000         TJX Cos., Inc.                                          63,740
   1,000         Walgreen Co.                                            34,150
   7,800         Wal-Mart Stores, Inc.                                  380,640
                                                                      ---------
                                                                      1,200,008
                                                                      ---------
                 Savings & Loans: 0.71%
     900         Charter One Financial, Inc.                             28,710
     500         Golden State Bancorp, Inc.                              15,400
     500         Greenpoint Financial Corp.                              19,200
   2,200         Washington Mutual, Inc.                                 82,610
                                                                      ---------
                                                                        145,920
                                                                      ---------
                 Semiconductors: 4.03%
   1,200    @    Altera Corp.                                            34,800
     500    @    Analog Devices, Inc.                                    21,625
   1,800    @    Applied Materials, Inc.                                 88,380
     400    @    Broadcom Corp.                                          17,104
  12,700         Intel Corp.                                            371,475
     500    @    Lattice Semiconductor Corp.                             12,200
     900         Linear Technology Corp.                                 39,798
     900    @    LSI Logic Corp.                                         16,920
     800    @    Maxim Integrated Products                               35,368
   1,100    @    Micron Technology, Inc.                                 45,210
   3,100         Texas Instruments, Inc.                                 97,650
   1,100    @    Xilinx, Inc.                                            45,364
                                                                      ---------
                                                                        825,894
                                                                      ---------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced
Index
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
                   Software: 5.63%
     600           Adobe Systems, Inc.                               $   28,200
   1,300           Automatic Data Processing                             64,610
     500     @     Citrix Systems, Inc.                                  17,450
   1,000           Computer Associates Intl., Inc.                       36,000
     400     @     Intuit, Inc.                                          15,996
   9,900     @     Microsoft Corp.                                      722,700
  10,000     @     Oracle Corp.                                         190,000
   1,200     @     Parametric
                   Technology Corp.                                      16,788
     300     @     Peoplesoft, Inc.                                      14,769
     500     @     Peregrine Systems, Inc.                               14,500
     700           Siebel Systems, Inc.                                  32,830
                                                                     ----------
                                                                      1,153,843
                                                                     ----------
                   Telecommunications: 8.66%
     300           Alltel Corp.                                          18,378
   5,500           AT&T Corp.                                           121,000
   2,500           BellSouth Corp.                                      100,675
     400     @     Cabletron Systems, Inc.                                9,140
   1,100     @     CIENA Corp.                                           41,800
  15,200     @     Cisco Systems, Inc.                                  276,640
   1,900           Corning, Inc.                                         31,749
   3,000   @,@@    Global Crossing Ltd.                                  25,920
   2,000     @     JDS Uniphase Corp.                                    25,000
     100     @     Juniper Networks, Inc.                                 3,110
   1,500     @     Level 3 Communications, Inc.                           8,235
   6,300           Lucent Technologies, Inc.                             39,060
   6,200           Motorola, Inc.                                       102,672
   2,500     @     Nextel Communications, Inc.                           43,750
   2,600    @@     Nortel Networks Corp.                                 23,634
   1,600     @     Qualcomm, Inc.                                        93,568
   3,900           Qwest Communications Intl.                           124,293
   5,500           SBC Communications, Inc.                             220,330
   3,300     @     Sprint Corp. (PCS Group)                              79,695
   5,700           Verizon Communications, Inc.                         304,950
     201           WorldCom, Inc. -- MCI Group                            3,236
   5,500     @     WorldCom, Inc. -- WorldCom Group                      78,100
                                                                     ----------
                                                                      1,774,935
                                                                     ----------
                   Tobacco: 1.56%
   6,300           Philip Morris Cos., Inc.                             319,725
                                                                     ----------
                                                                        319,725
                                                                     ----------
                   Toys/Games/Hobbies: 0.32%
   1,000           Hasbro, Inc.                                          14,450
   2,700           Mattel, Inc.                                          51,084
                                                                     ----------
                                                                         65,534
                                                                     ----------
                   Transportation: 0.49%
   1,900           Burlington Northern Santa Fe Corp.                    57,323
     400           C.H. Robinson Worldwide, Inc.                         11,156
     500           Norfolk Southern Corp.                                10,350
     400           Union Pacific Corp.                                   21,964
                                                                     ----------
                                                                        100,793
                                                                     ----------
                   Trucking & Leasing: 0.02%
     100           Gatx Corp.                                             4,010
                                                                     ----------
                                                                          4,010
                                                                     ----------
                   Total Common Stock
                   (Cost $21,437,339)                                20,183,582
                                                                     ----------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS: 0.35%
               U.S. Treasury Obligations: 0.35%
$    70,000    United States Treasury Note,
               6.250%, due 07/31/02                                $     71,717
                                                                   ------------
               Total U.S. Treasury Obligations
               (Cost $71,084)                                            71,717
                                                                   ------------
               Total Long-Term Investments
               (Cost $21,508,423)                                    20,255,299
                                                                   ------------
               Total Investments in Securities
               (Cost $ 21,508,423)*                   98.87%       $ 20,255,299
               Other Assets and Liabilities-Net        1.13%            230,811
                                                     ------        ------------
               Net Assets                            100.00%       $ 20,486,110
                                                     ======        ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                          $  1,639,875
     Gross Unrealized Depreciation                            (2,892,999)
                                                            ------------
     Net Unrealized Depreciation                            $ (1,253,124)
                                                            ============

@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                             Value
--------------------------------------------------------------------------------
COMMON STOCK: 83.19%
                     Advertising: 0.95%
     1,800     @     Lamar Advertising Co.                             $ 79,200
                                                                       --------
                                                                         79,200
                                                                       --------
                     Apparel: 2.56%
     3,000     @     Coach, Inc.                                        114,150
     1,600     @     Columbia Sportswear Co.                             81,584
       400     @     Jones Apparel Group, Inc.                           17,280
                                                                       --------
                                                                        213,014
                                                                       --------
                     Biotechnology: 5.43%
       400     @     Digene Corp.                                        16,320
     1,400     @     Enzon, Inc.                                         87,500
     1,500     @     Human Genome Sciences, Inc.                         90,375
     1,600     @     IDEC Pharmaceuticals Corp.                         108,304
     1,200     @     Invitrogen Corp.                                    86,160
     1,000     @     Myriad Genetics, Inc.                               63,320
                                                                       --------
                                                                        451,979
                                                                       --------
                     Commercial Services: 3.37%
     3,600     @     Cendant Corp.                                       70,200
     1,900     @     Concord EFS, Inc.                                   98,819
       500           Paychex, Inc.                                       20,000
     3,000     @     Pharmaceutical Product Development                  91,530
                                                                       --------
                                                                        280,549
                                                                       --------
                     Computers: 2.24%
     1,000           International Business Machines Corp.              113,000
     1,100     @     Veritas Software Corp.                              73,183
                                                                       --------
                                                                        186,183
                                                                       --------
                     Diversified Financial Services: 2.15%
       720           Citigroup, Inc.                                     38,045
       800           Fannie Mae                                          68,120
     3,900     @     Instinet Group, Inc.                                72,696
                                                                       --------
                                                                        178,861
                                                                       --------
                     Electronics: 1.21%
     2,300     @     FEI Co.                                             94,300
       200     @     Varian, Inc.                                         6,460
                                                                       --------
                                                                        100,760
                                                                       --------
                     Food: 0.85%
     2,600     @     Whole Foods Market, Inc.                            70,460
                                                                       --------
                                                                         70,460
                                                                       --------
                     Healthcare -- Products: 4.71%
     4,300     @     Boston Scientific Corp.                             73,100
     2,700     @     Cytyc Corp.                                         62,235
     1,300   @,@@    ESC Medical Systems Ltd.                            37,505
     1,400     @     Henry Schein, Inc.                                  56,084
     1,100     @     ResMed, Inc.                                        55,605
     1,500     @     Varian Medical Systems, Inc.                       107,250
                                                                       --------
                                                                        391,779
                                                                       --------
                     Healthcare -- Services: 4.33%
     1,000     @     Laboratory Corp. of America Holdings                76,900
     1,800     @     Pediatrix Medical Group, Inc.                       59,760
     1,200     @     Quest Diagnostics, Inc.                             89,820
     1,200     @     Rightchoice Managed Care, Inc.                      53,280
     3,200     @     Unilab Corp.                                        80,640
                                                                       --------
                                                                        360,400
                                                                       --------
                     Home Furnishings: 0.37%
     1,100     @     Furniture Brands Intl., Inc.                        30,800
                                                                       --------
                                                                         30,800
                                                                       --------
                     Internet: 2.27%
     1,800     @     eBay, Inc.                                         123,282
        17     @     Infospace, Inc.                                         65
     1,100     @     TMP Worldwide, Inc.                                 66,000
                                                                       --------
                                                                        189,347
                                                                       --------
                     Machinery -- Diversified: 2.02%
     1,300     @     Brooks Automation, Inc.                             59,930
     1,900     @     Global Power Equipment Group, Inc.                  55,670
     1,600           Stewart & Stevenson Services                        52,800
                                                                       --------
                                                                        168,400
                                                                       --------
                     Oil & Gas: 1.91%
     3,000     @     Pride International, Inc.                           57,000
       800     @     Spinnaker Exploration Co.                           31,888
     1,700           Transocean Sedco Forex, Inc.                        70,125
                                                                       --------
                                                                        159,013
                                                                       --------
                     Oil & Gas Services: 4.19%
     2,200           Baker Hughes, Inc.                                  73,700
     1,800     @     FMC Technologies, Inc.                              37,170
     3,300     @     Grant Prideco, Inc.                                 57,717
     1,000     @     National--Oilwell, Inc.                             26,800
     2,200     @     Veritas DGC, Inc.                                   61,050
     1,100     @     Weatherford Intl., Inc.                             52,800
     2,100     @     W-H Energy Services, Inc.                           39,900
                                                                       --------
                                                                        349,137
                                                                       --------
                     Pharmaceuticals: 7.78%
     1,800     @     Abgenix, Inc.                                       81,000
     3,300     @     Celgene Corp.                                       95,205
     1,100     @     Cephalon, Inc.                                      77,550
     1,100     @     CV Therapeutics, Inc.                               62,700
     1,600     @     Gilead Sciences, Inc.                               93,104
     1,600     @     ImClone Systems                                     84,480
     2,000     @     IVAX Corp.                                          78,000
     1,400     @     King Pharmaceuticals, Inc.                          75,250
                                                                       --------
                                                                        647,289
                                                                       --------
                     Pipelines: 0.59%
     2,000     @     Aquila, Inc.                                        49,300
                                                                       --------
                                                                         49,300
                                                                       --------
                     Retail: 9.72%
     2,900     @     Abercrombie & Fitch Co.                            129,050
     3,600     @     American Eagle Outfitters                          126,864
     1,000     @     AnnTaylor Stores Corp.                              35,800
       900     @     Bebe Stores, Inc.                                   26,244
     1,100     @     BJ's Wholesale Club, Inc.                           58,586
     2,600     @     Costco Wholesale Corp.                             106,808
     3,600           The Gap, Inc.                                      104,400
     1,300           Lowe's Cos.                                         94,315
     1,600           Tiffany & Co.                                       57,952
     2,000     @     Wet Seal, Inc.                                      69,220
                                                                       --------
                                                                        809,239
                                                                       --------
                     Savings & Loans: 0.68%
     1,500           Washington Mutual, Inc.                             56,325
                                                                       --------
                                                                         56,325
                                                                       --------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                               Value
--------------------------------------------------------------------------------
                Semiconductors: 13.63%
  1,300    @    Altera Corp.                                          $  37,700
    800    @    Analog Devices, Inc.                                     34,600
  1,800    @    Intersil Corp.                                           65,520
  2,100    @    KLA--Tencor Corp.                                       122,787
  4,500    @    Lam Research Corp.                                      133,425
  2,500    @    LTX Corp.                                                63,900
  1,100    @    Microchip Technology, Inc.                               36,773
  2,200    @    Microsemi Corp.                                         156,200
  2,200    @    Novellus Systems, Inc.                                  124,938
  1,300    @    Nvidia Corp.                                            120,575
  1,200    @    QLogic Corp.                                             77,340
  1,500    @    Rudolph Technologies, Inc.                               70,500
  2,400    @    Simplex Solutions, Inc.                                  56,880
    800    @    Xilinx, Inc.                                             32,992
                                                                      ---------
                                                                      1,134,130
                                                                      ---------
                Software: 9.67%
  1,500    @    BEA Systems, Inc.                                        46,065
  2,100    @    Citrix Systems, Inc.                                     73,290
  1,900    @    CSG Systems Intl.                                       107,844
  1,500    @    HNC Software                                             29,250
  2,000    @    Manugistics Group, Inc.                                  50,200
  2,000    @    Microsoft Corp.                                         146,000
  2,900    @    Peregrine Systems, Inc.                                  84,100
  2,000    @    Pixar, Inc.                                              81,600
  3,200    @    SERENA Software, Inc.                                   116,288
  1,500    @    Siebel Systems, Inc.                                     70,350
                                                                      ---------
                                                                        804,987
                                                                      ---------
                Telecommunications: 2.56%
  1,200    @    CIENA Corp.                                              45,600
  1,200    @    Emulex Corp.                                             48,480
    900   @@    Nortel Networks Corp.                                     8,181
  2,500    @    Tellium, Inc.                                            45,500
  2,800    @    UTStarcom, Inc.                                          65,240
                                                                      ---------
                                                                        213,001
                                                                      ---------
                Total Common Stock
                (Cost $6,772,134)                                     6,924,153
                                                                      ---------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.88%
               Repurchase Agreement: 7.88%
$   656,000    State Street Repurchase
               Agreement, 3.900%, due
               07/02/01, (Collateralized
               by $630,000 U.S.
               Treasury Bonds, 6.250%,
               Due 08/15/23, Market
               Value $670,950)                                       $   656,000
                                                                     -----------
               Total Short-Term Investments
               (Cost $656,000)                                           656,000
                                                                     -----------
               Total Investments in Securities
               (Cost $ 7,428,134)*                       91.07%      $ 7,580,153
               Other Assets and Liabilities-Net           8.93%          743,533
                                                        ------       -----------
               Net Assets                               100.00%      $ 8,323,686
                                                        ======       ===========

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

     Gross Unrealized Appreciation                   $  488,364
     Gross Unrealized Depreciation                     (336,345)
                                                     ----------
     Net Unrealized Appreciation                     $  152,019
                                                     ==========

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 91.83%
                   Advertising: 1.16%
       800    @    Lamar Advertising Co.                               $ 35,200
                                                                       --------
                                                                         35,200
                                                                       --------
                   Agriculture: 0.97%
       800         Monsanto Co.                                          29,600
                                                                       --------
                                                                         29,600
                                                                       --------
                   Biotechnology: 4.91%
       800    @    Genzyme Corp.--General Division                       48,800
       300    @    Human Genome Sciences, Inc.                           18,075
       900    @    IDEC Pharmaceuticals Corp.                            60,921
       100    @    Invitrogen Corp.                                       7,180
       400    @    Millennium Pharmaceuticals                            14,232
                                                                       --------
                                                                        149,208
                                                                       --------
                   Commercial Services: 6.24%
     1,500    @    Caremark Rx, Inc.                                     24,675
     2,200    @    Cendant Corp.                                         42,900
       900    @    Concord EFS, Inc.                                     46,809
     1,800    @    Quintiles Transnational Corp.                         45,450
       700    @    University of Phoenix Online                          29,750
                                                                       --------
                                                                        189,584
                                                                       --------
                   Computers: 0.30%
       300    @    Sungard Data Systems, Inc.                             9,003
                                                                       --------
                                                                          9,003
                                                                       --------
                   Diversified Financial Services: 3.66%
       600    @    AmeriCredit Corp.                                     31,170
     1,300         Heller Financial, Inc.                                52,000
     1,500    @    Instinet Group, Inc.                                  27,960
                                                                       --------
                                                                        111,130
                                                                       --------
                   Electric: 0.39%
       500    @    Orion Power Holdings, Inc.                            11,905
                                                                       --------
                                                                         11,905
                                                                       --------
                   Entertainment: 1.45%
       700    @    International Game Technology                         43,925
                                                                       --------
                                                                         43,925
                                                                       --------
                   Healthcare--Products: 2.99%
     1,200    @    Boston Scientific Corp.                               20,400
     1,200    @    Cytyc Corp.                                           27,660
       600    @    Varian Medical Systems, Inc.                          42,900
                                                                       --------
                                                                         90,960
                                                                       --------
                   Healthcare--Services: 2.02%
       800    @    Laboratory Corp. of
                   America Holdings                                      61,520
                                                                       --------
                                                                         61,520
                                                                       --------
                   Insurance: 1.86%
     1,400         Radian Group, Inc.                                    56,630
                                                                       --------
                                                                         56,630
                                                                       --------
                   Internet: 1.78%
       900    @    TMP Worldwide, Inc.                                   54,000
                                                                       --------
                                                                         54,000
                                                                       --------
                   Lodging: 0.93%
       800    @    Harrah's Entertainment, Inc.                          28,240
                                                                       --------
                                                                         28,240
                                                                       --------
                   Media: 1.70%
     1,400    @    Westwood One, Inc.                                    51,590
                                                                       --------
                                                                         51,590
                                                                       --------
                   Metal Fabricate/Hardware: 1.85%
     1,400    @    The Shaw Group, Inc.                                  56,140
                                                                       --------
                                                                         56,140
                                                                       --------
                   Office/Business Equipment: 0.47%
     1,500         Xerox Corp.                                           14,355
                                                                       --------
                                                                         14,355
                                                                       --------
                   Oil & Gas: 0.48%
       500   @@    Santa Fe Intl. Corp.                                  14,500
                                                                       --------
                                                                         14,500
                                                                       --------
                   Oil & Gas Services: 3.93%
       200    @    Cooper Cameron Corp.                                  11,160
       900    @    Grant Prideco, Inc.                                   15,741
       500    @    National--Oilwell, Inc.                               13,400
       400         Tidewater, Inc.                                       15,080
       600    @    Varco Intl., Inc.                                     11,166
     1,100    @    Weatherford Intl., Inc.                               52,800
                                                                       --------
                                                                        119,347
                                                                       --------
                   Pharmaceuticals: 12.98%
     1,000    @    Abgenix, Inc.                                         45,000
     1,000    @    Alkermes, Inc.                                        35,100
     1,100    @    Celgene Corp.                                         31,735
       600    @    Cephalon, Inc.                                        42,300
       900    @    Gilead Sciences, Inc.                                 52,371
       600    @    ImClone Systems                                       31,680
     1,400    @    IVAX Corp.                                            54,600
     1,100    @    King Pharmaceuticals, Inc.                            59,125
       900    @    Medimmune, Inc.                                       42,480
                                                                       --------
                                                                        394,391
                                                                       --------
                   Pipelines: 0.49%
       600    @    Aquila, Inc.                                          14,790
                                                                       --------
                                                                         14,790
                                                                       --------
                   Retail: 11.72%
     1,500    @    Abercrombie & Fitch Co.                               66,750
     1,100    @    American Eagle Outfitters                             38,764
       400    @    AnnTaylor Stores Corp.                                14,320
       400    @    Bebe Stores, Inc.                                     11,664
       700    @    Best Buy Co., Inc.                                    44,464
       700    @    BJ's Wholesale Club, Inc.                             37,282
     1,200    @    Dollar Tree Stores, Inc.                              33,408
     2,200    @    Rite Aid Corp.                                        19,800
       900         Tiffany & Co.                                         32,598
       700         TJX Cos., Inc.                                        22,309
       900    @    Williams--Sonoma, Inc.                                34,938
                                                                       --------
                                                                        356,297
                                                                       --------
                   Semiconductors: 14.40%
       300    @    Analog Devices, Inc.                                  12,975
     1,400    @    Intersil Corp.                                        50,960
     1,100    @    KLA--Tencor Corp.                                     64,317
     2,000    @    Lam Research Corp.                                    59,300
     1,600    @    LSI Logic Corp.                                       30,080
       500    @    Microchip Technology, Inc.                            16,715
     1,000    @    Novellus Systems, Inc.                                56,790
       600    @    Nvidia Corp.                                          55,650
       500    @    QLogic Corp.                                          32,225
     1,400    @    Teradyne, Inc.                                        46,340
       300    @    Xilinx, Inc.                                          12,372
                                                                       --------
                                                                        437,724
                                                                       --------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                 Value
--------------------------------------------------------------------------------
                  Software: 6.83%
  1,100     @     Citrix Systems, Inc.                                $  38,390
    800     @     CSG Systems Intl.                                      45,408
  1,100     @     Manugistics Group, Inc.                                27,610
    200     @     Micromuse, Inc.                                         5,598
  2,000     @     Peregrine Systems, Inc.                                58,000
    800     @     Pixar, Inc.                                            32,640
                                                                      ---------
                                                                        207,646
                                                                      ---------
                  Telecommunications: 6.94%
    600     @     Emulex Corp.                                           24,240
  1,500     @     Foundry Networks, Inc.                                 29,970
  2,300     @     RF Micro Devices, Inc.                                 62,031
  1,300   @,@@    Tycom Ltd.                                             22,360
  3,100     @     UTStarcom, Inc.                                        72,230
                                                                      ---------
                                                                        210,831
                                                                      ---------
                  Transportation: 1.38%
    700           Expeditors Intl. Washington Inc.                       41,999
                                                                      ---------
                                                                         41,999
                                                                      ---------
                  Total Common Stock
                  (Cost $2,715,428)                                   2,790,515
                                                                      ---------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 7.11%
               Repurchase Agreement: 7.11%
$   216,000    State Street Repurchase Agreement, 3.900%,
               due 07/02/01, (Collateralized by $ 216,000
               U.S. Treasury Notes, 6.625%, Due 05/15/07,
               Market Value $221,908)                                $   216,000
                                                                     -----------
               Total Short-Term Investments
               (Cost $216,000)                                           216,000
                                                                     -----------
               Total Investments in Securities
               (Cost $ 2,931,428)*                       98.94%      $ 3,006,515
               Other Assets and Liabilities-Net           1.06%           32,162
                                                        ------       -----------
               Net Assets                               100.00%      $ 3,038,677
                                                        ======       ===========

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

     Gross Unrealized Appreciation                   $   174,772
     Gross Unrealized Depreciation                       (99,685)
                                                     -----------
     Net Unrealized Appreciation                     $    75,087
                                                     ===========

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth +
Value Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                Value
--------------------------------------------------------------------------------
COMMON STOCK: 94.08%
                  Apparel: 6.35%
   63,200    @    Jones Apparel Group, Inc.                         $ 2,730,240
   90,000    @    Reebok Intl. Ltd.                                   2,875,500
   51,200    @    Skechers U.S.A., Inc.                               1,496,576
                                                                    -----------
                                                                      7,102,316
                                                                    -----------
                  Banks: 2.06%
   88,600         SouthTrust Corp.                                    2,303,600
                                                                    -----------
                                                                      2,303,600
                                                                    -----------
                  Commercial Services: 12.86%
   98,700    @    Caremark Rx, Inc.                                   1,623,615
   96,900    @    Concord EFS, Inc.                                   5,039,769
   87,300    @    Pharmaceutical Product Development                  2,663,523
   32,900    @    Professional Detailing, Inc.                        3,026,800
   38,500    @    Rent-A-Center, Inc.                                 2,025,100
                                                                    -----------
                                                                     14,378,807
                                                                    -----------
                  Computers: 4.74%
   31,000    @    Affiliated Computer Servics, Inc.                   2,229,210
   52,000    @    Bisys Group, Inc.                                   3,068,000
                                                                    -----------
                                                                      5,297,210
                                                                    -----------
                  Diversified Financial Services: 4.25%
   91,500    @    AmeriCredit Corp.                                   4,753,425
                                                                    -----------
                                                                      4,753,425
                                                                    -----------
                  Electronics: 0.43%
   27,900    @    Merix Corp.                                           487,971
                                                                    -----------
                                                                        487,971
                                                                    -----------
                  Healthcare-Products: 11.26%
   77,000         Biomet, Inc.                                        3,700,620
   57,000    @    Henry Schein, Inc.                                  2,283,420
   60,400    @    Respironics, Inc.                                   1,797,504
   36,000    @    St. Jude Medical, Inc.                              2,160,000
   48,300         Stryker Corp.                                       2,649,255
                                                                    -----------
                                                                     12,590,799
                                                                    -----------
                  Healthcare-Services: 11.10%
   34,800    @    Laboratory Corp. of America Holdings                2,676,120
   95,400    @    Lincare Holdings, Inc.                              2,862,954
   55,700    @    Manor Care, Inc.                                    1,768,475
   52,200    @    Quest Diagnostics, Inc.                             3,907,170
   60,000    @    Select Medical Corp.                                1,200,000
                                                                    -----------
                                                                     12,414,719
                                                                    -----------
                  Home Builders: 2.96%
   79,300         Lennar Corp.                                        3,306,810
                                                                    -----------
                                                                      3,306,810
                                                                    -----------
                  Insurance: 4.64%
   43,800         Loews Corp.                                         2,822,034
   59,000         Torchmark Corp.                                     2,372,390
                                                                    -----------
                                                                      5,194,424
                                                                    -----------
                  Machinery-Diversified: 1.51%
   51,200         Stewart & Stevenson Services                        1,689,600
                                                                    -----------
                                                                      1,689,600
                                                                    -----------
                  Oil & Gas: 3.07%
   62,300    @    Nabors Industries, Inc.                             2,317,560
   77,400         XTO Energy, Inc.                                    1,110,690
                                                                    -----------
                                                                      3,428,250
                                                                    -----------
                  Pharmaceuticals: 4.04%
   60,800    @    Amerisource Health Corp.                            3,362,240
   69,100    @    Perrigo Co.                                         1,153,279
                                                                    -----------
                                                                      4,515,519
                                                                    -----------
                  Retail: 4.90%
   63,300    @    Abercrombie & Fitch Co.                             2,816,850
   75,400    @    American Eagle Outfitters                           2,657,096
                                                                    -----------
                                                                      5,473,946
                                                                    -----------
                  Semiconductors: 7.19%
   91,700    @    International Rectifier Corp.                       3,126,970
   53,000    @    Nvidia Corp.                                        4,915,750
                                                                    -----------
                                                                      8,042,720
                                                                    -----------
                  Software: 5.70%
   48,100    @    Activision, Inc.                                    1,887,925
   94,500         IMS Health, Inc.                                    2,693,250
   30,000    @    THQ, Inc.                                           1,788,900
                                                                    -----------
                                                                      6,370,075
                                                                    -----------
                  Telecommunications: 5.72%
   92,200    @    Emulex Corp.                                        3,724,880
   65,800         Scientific-Atlanta, Inc.                            2,671,480
                                                                    -----------
                                                                      6,396,360
                                                                    -----------
                  Transportation: 1.30%
   36,200   @@    Teekay Shipping Corp.                               1,448,724
                                                                    -----------
                                                                      1,448,724
                                                                    -----------
                  Total Common Stock
                  (Cost $97,524,773)                                105,195,275
                                                                    -----------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.31%
               Repurchase Agreement: 9.31%
$10,408,000    State Street Repurchase Agreement, 3.900%,
               due 07/02/01, (Collateralized by $10,810,000
               U.S. Treasury Bonds, 0.000%, Due 12/27/01,
               Market Value $10,620,825)                           $ 10,408,000
                                                                   ------------
               Total Short-Term Investments
               (Cost $10,408,000)                                    10,408,000
                                                                   ------------
               Total Investments in Securities
               (Cost $ 107,932,773)*                  103.39%      $115,603,275
               Other Assets and Liabilities-Net        -3.39%        (3,791,397)
                                                     -------       ------------
               Net Assets                             100.00%      $111,811,878
                                                     =======       ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

     Gross Unrealized Appreciation                            $ 12,517,502
                                                              ------------
     Gross Unrealized Depreciation                              (4,847,000)
                                                              ------------
     Net Unrealized Appreciation                              $  7,670,502
                                                              ============

@    Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                Value
--------------------------------------------------------------------------------
  COMMON STOCK: 94.59%
                     Advertising: 0.87%
    39,000     @     Getty Images, Inc.                             $ 1,024,140
                                                                    -----------
                                                                      1,024,140
                                                                    -----------
                     Apparel: 2.35%
    37,737     @     Coach, Inc.                                      1,435,893
    26,050     @     Columbia Sportswear Co.                          1,328,290
                                                                    -----------
                                                                      2,764,183
                                                                    -----------
                     Banks: 0.31%
     7,900           TCF Financial Corp.                                365,849
                                                                    -----------
                                                                        365,849
                                                                    -----------
                     Biotechnology: 5.44%
    56,200     @     Arqule, Inc.                                     1,217,292
     7,100     @     Digene Corp.                                       289,680
    16,100     @     Enzon, Inc.                                      1,006,250
    65,500   @,@@    Hemosol, Inc.                                      596,050
    12,700     @     Invitrogen Corp.                                   911,860
    16,000     @     Myriad Genetics, Inc.                            1,013,118
    15,700     @     Protein Design Labs, Inc.                        1,362,132
                                                                    -----------
                                                                      6,396,382
                                                                    -----------
                     Building Materials: 0.54%
    34,300     @     Dal-Tile Intl., Inc.                               636,265
                                                                    -----------
                                                                        636,265
                                                                    -----------
                     Commercial Services: 3.73%
    58,700     @     Caremark Rx, Inc.                                  965,615
    41,400     @     Pharmaceutical Product Development               1,263,114
    26,900     @     Resources Connection                               695,096
    60,100     @     Sylvan Learning Systems, Inc.                    1,460,430
                                                                    -----------
                                                                      4,384,255
                                                                    -----------
                     Computers: 4.12%
    32,300     @     Electronics for Imaging                            952,850
    25,500     @     Manhattan Associates, Inc.                       1,013,625
    21,700     @     Mercury Computer Systems, Inc.                     956,970
       500     @     Nuance Communications, Inc.                          9,010
    89,800     @     Numerical Technologies, Inc.                     1,885,800
     1,400     @     StorageNetworks, Inc.                               23,786
                                                                    -----------
                                                                      4,842,041
                                                                    -----------
                     Diversified Financial Services: 0.81%
    23,800           Heller Financial, Inc.                             952,000
                                                                    -----------
                                                                        952,000
                                                                    -----------
                     Electronics: 1.45%
    37,100     @     FEI Co.                                          1,521,100
     5,500     @     Varian, Inc.
                                                                        177,650
                                                                    -----------
                                                                      1,698,750
                                                                    -----------
                     Entertainment: 0.52%
    22,100     @     Argosy Gaming Co.                                  613,496
                                                                    -----------
                                                                        613,496
                                                                    -----------
                     Environmental Control: 2.51%
    20,300     @     Stericycle, Inc.                                   953,085
     5,700     @     TRC Cos., Inc.                                     228,969
    49,200     @     Waste Connections, Inc.                          1,771,200
                                                                    -----------
                                                                      2,953,254
                                                                    -----------
                     Food: 0.95%
    41,200     @     Whole Foods Market, Inc.                         1,116,520
                                                                    -----------
                                                                      1,116,520
                                                                    -----------
                     Healthcare-Products: 9.70%
    42,300     @     Arthrocare Corp.                                 1,106,145
    20,400     @     Biosite Diagnostics, Inc.                          913,920
    30,200     @     Cytyc Corp.                                        696,110
    48,500     @     Edwards Lifesciences Corp.                       1,278,460
    20,100   @,@@    ESC Medical Systems Ltd.                           579,885
    45,700     @     Henry Schein, Inc.                               1,830,742
    30,300     @     Inverness Medical Technology, Inc.               1,121,100
    19,300     @     Kensey Nash Corp.                                  323,082
    32,900     @     Med-Design Corp.                                   991,606
    18,800     @     ResMed, Inc.                                       950,340
    22,600     @     Varian Medical Systems, Inc.                     1,615,900
                                                                    -----------
                                                                     11,407,290
                                                                    -----------
                     Healthcare-Services: 5.52%
    23,100     @     American Healthways, Inc.                          889,812
    44,800     @     Amsurg Corp.                                     1,323,840
    32,100     @     Pediatrix Medical Group, Inc.                    1,065,720
    20,800     @     Rightchoice Managed Care, Inc.                     923,520
    26,500     @     Specialty Laboratories                           1,003,025
    50,800     @     Unilab Corp.                                     1,280,160
                                                                    -----------
                                                                      6,486,077
                                                                    -----------
                     Home Furnishings: 0.41%
    17,100     @     Furniture Brands Intl., Inc.                       478,800
                                                                    -----------
                                                                        478,800
                                                                    -----------
                     Insurance: 0.83%
    55,100     @     Willis Group Holdings Ltd.                         978,025
                                                                    -----------
                                                                        978,025
                                                                    -----------
                     Internet: 0.65%
    54,200     @     S1 Corp.                                           758,800
                                                                    -----------
                                                                        758,800
                                                                    -----------
                     Machinery-Diversified: 3.02%
    33,300     @     Brooks Automation, Inc.                          1,535,130
    29,800     @     Global Power Equipment Group, Inc.                 873,140
    34,700           Stewart & Stevenson Services                     1,145,100
                                                                    -----------
                                                                      3,553,370
                                                                    -----------
                     Media: 1.95%
    44,400     @     Cumulus Media, Inc.                                602,952
    32,000     @     Emmis Communications Corp.                         984,000
    13,700     @     Viacom, Inc.                                       708,975
                                                                    -----------
                                                                      2,295,927
                                                                    -----------
                     Metal Fabricate/Hardware: 0.99%
    29,100     @     The Shaw Group, Inc.                             1,166,910
                                                                    -----------
                                                                      1,166,910
                                                                    -----------
                     Oil & Gas: 2.83%
    26,500     @     Evergreen Resources, Inc.                        1,007,000
     4,600     @     Global Marine, Inc.                                 85,698
    48,600     @     Pride Intl., Inc.                                  923,400
    32,800     @     Spinnaker Exploration Co.                        1,307,408
                                                                    -----------
                                                                      3,323,506
                                                                    -----------
                     Oil & Gas Services: 5.71%
    34,800     @     Dril-Quip                                          749,244
    27,800     @     FMC Technologies, Inc.                             574,070
    58,200     @     Grant Prideco, Inc.                              1,017,918
    32,300     @     Hydril Co.                                         735,471
    66,700     @     Key Energy Services, Inc.                          723,028
    52,900     @     Seitel, Inc.                                       692,990
    35,300     @     Torch Offshore, Inc.                               351,235
    34,700     @     Veritas DGC, Inc.                                  962,925
    48,000     @     W-H Energy Services, Inc.                          912,000
                                                                    -----------
                                                                      6,718,881
                                                                    -----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio

      PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

   Shares                                                              Value
--------------------------------------------------------------------------------
                     Pharmaceuticals: 5.58%
    26,900     @     Alkermes, Inc.                                 $   944,190
     5,800     @     CV Therapeutics, Inc.                              330,600
    25,400     @     ImClone Systems                                  1,341,120
    28,900     @     KOS Pharmaceuticals, Inc.                        1,141,550
    23,500     @     OSI Pharmaceuticals, Inc.                        1,235,865
    72,700     @     Perrigo Co.                                      1,213,363
     4,100   @,@@    Taro Pharmaceuticals, Inc.                         358,996
                                                                    -----------
                                                                      6,565,684
                                                                    -----------
                     Pipelines: 2.08%
    14,600           Equitable Resources, Inc.                          486,326
    38,900           Kinder Morgan, Inc.                              1,954,725
                                                                    -----------
                                                                      2,441,051
                                                                    -----------
                     Retail: 9.06%
    26,300     @     American Eagle Outfitters                          926,812
    18,600     @     AnnTaylor Stores Corp.                             665,880
    18,500     @     Bebe Stores, Inc.                                  539,460
     8,600     @     Buca, Inc.                                         187,050
    14,800     @     Factory 2-U Stores, Inc.                           434,380
    18,100     @     Galyans Trading Co., Inc.                          369,240
    19,942     @     HOT Topic, Inc.                                    620,196
    39,400     @     Krispy Kreme Doughnuts, Inc.                     1,576,000
    20,100           TJX Cos., Inc.                                     640,587
    46,500     @     Tweeter Home Entertainment Group, Inc.           1,641,450
    42,900     @     Wet Seal, Inc.                                   1,484,769
    40,200     @     Williams-Sonoma, Inc.                            1,560,564
                                                                    -----------
                                                                     10,646,388
                                                                    -----------
                     Semiconductors: 12.46%
    55,700   @,@@    ASM Intl. N.V.                                 $ 1,105,645
    33,200     @     ATMI, Inc.                                         996,000
    28,400   @,@@    Genesis Microchip, Inc.                          1,026,660
    24,000     @     Intersil Corp.                                     873,600
    64,100     @     Lam Research Corp.                               1,900,565
    52,200     @     LTX Corp.                                        1,334,232
    45,300     @     Microsemi Corp.                                  3,216,300
    42,700     @     Microtune, Inc.                                    939,400
    49,500   @,@@    O2Micro Intl. Ltd.                                 544,500
    24,300     @     Rudolph Technologies, Inc.                       1,142,100
    47,000     @     Simplex Solutions, Inc.                          1,113,900
    11,600     @     Veeco Instruments, Inc.                            461,100
                                                                    -----------
                                                                     14,654,002
                                                                    -----------
                     Software: 7.96%
    60,200     @     Borland Software Corp.                             939,120
    28,400     @     Eclipsys Corp.                                     798,040
    27,200     @     EPIQ Systems, Inc.                                 698,768
    23,500     @     HNC Software                                       458,250
    35,300     @     Manugistics Group, Inc.                            886,030
    72,200     @     Midway Games, Inc.                               1,335,700
    38,300     @     Opnet Technologies, Inc.                           684,421
    62,900     @     Peregrine Systems, Inc.                          1,824,100
    47,600     @     SERENA Software, Inc.                            1,729,784
                                                                    -----------
                                                                      9,354,213
                                                                    -----------
                     Telecommunications: 2.24%
    54,000     @     RF Micro Devices, Inc.                           1,456,380
    12,200     @     Sonus Networks, Inc.                               284,992
     7,752     @     TeleCorp PCS, Inc.                                 150,156
    40,700     @     Tellium, Inc.                                      740,740
                                                                    -----------
                                                                      2,632,268
                                                                    -----------
                     Total Common Stock
                     (Cost $ 96,687,521)                            111,208,327
                                                                    -----------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 6.59%
              Repurchase Agreement: 6.59%
$7,754,000    State Street Repurchase Agreement, 3.900%,
              due 07/02/01, (Collateralized by $7,430,000
              U.S. Treasury Bonds, 6.250%, Due 08/15/23,
              Market Value $7,912,915)                            $   7,754,000
                                                                  -------------
              Total Short-Term Investments
              (Cost $7,754,000)                                       7,754,000
                                                                  -------------
              Total Investments in Securities
              (Cost $ 104,441,521)*                    101.18%    $ 118,962,327
              Other Assets and Liabilities-Net          -1.18%       (1,389,333)
                                                      -------     -------------
              Net Assets                               100.00%    $ 117,572,994
                                                      =======     =============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

     Gross Unrealized Appreciation                                $  18,544,051
     Gross Unrealized Depreciation                                   (4,023,245)
                                                                  -------------
     Net Unrealized Appreciation                                  $  14,520,806
                                                                  =============
@   Non-income producing security
@@   Foreign Issuer

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio

            PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.59%
                 BRAZIL: 2.71%
   63,800        Centrais Eletricas Brasileiras SA ADR               $  410,240
    1,090        Centrais Geradoras do Sul do Brasil SA ADR              10,501
   15,600        Petroleo Brasileiro SA ADR                             364,088
                                                                     ----------
                 Total Brazil                                           784,829
                                                                     ----------
                 CHINA: 0.86%
1,202,000        PetroChina Co. Ltd.                                    249,653
                                                                     ----------
                 Total China                                            249,653
                                                                     ----------
                 FRANCE: 7.76%
   23,400        Alcatel SA                                             489,809
   17,400        Alstom                                                 484,541
    3,500        Eridania Beghin-Say                                    287,709
   19,500        Michelin                                               617,549
    2,644        Total Fina Elf SA                                      370,605
                                                                     ----------
                 Total France                                         2,250,213
                                                                     ----------
                 GERMANY: 4.55%
   10,500        BASF AG                                                414,657
   21,300        Deutsche Telekom                                       485,924
    8,000        E.ON AG                                                419,928
                                                                     ----------
                 Total Germany                                        1,320,509
                                                                     ----------
                 HONG KONG: 2.16%
   32,946   @    First Pacific Co.                                        7,138
   70,233   @    Jardine Matheson Holdings Ltd.                         431,933
   36,000   @    Swire Pacific Ltd.                                     186,466
                                                                     ----------
                 Total Hong Kong                                        625,537
                                                                     ----------
                 IRELAND: 2.49%
   23,046        Allied Irish Banks PLC                                 265,612
   46,000   @    Bank of Ireland                                        456,097
                                                                     ----------
                 Total Ireland                                          721,709
                                                                     ----------
                 ITALY: 2.16%
   32,350        ENI-Ente Nazionale Idrocarburi SpA                     394,776
   25,700        Telecom Italia SpA                                     230,862
                                                                     ----------
                 Total Italy                                            625,638
                                                                     ----------
                 JAPAN: 18.94%
    7,000        Daiichi Pharmaceutical Co. Ltd.                        161,936
   46,000        Daiwa House Industry Co. Ltd.                          360,741
   25,000        Hitachi Ltd.                                           245,570
       89        Japan Tobacco, Inc.                                    613,744
  120,000   @    Komatsu Ltd.                                           550,397
   31,000        Matsushita Electric Industrial Co. Ltd.                485,222
  147,000        Mitsubishi Heavy Industries Ltd.                       670,700
       63   @    Mitsubishi Tokyo Finance Group, Inc.                   525,378
  122,000        Nippon Mitsubishi Oil Corp.                            688,702
       52        Nippon Telegraph & Telephone Corp.                     271,029
    7,900        Nippon Telegraph & Telephone Corp. ADR                 210,140
    9,000        Ono Pharmaceutical Co. Ltd.                            285,783
   45,100        Tokio Marine & Fire Insurance                          421,309
                                                                     ----------
                 Total Japan                                          5,490,651
                                                                     ----------
                 MEXICO: 4.74%
   18,500        America Movil SA de CV ADR                             385,910
   28,200        Telefonos de Mexico SA ADR                             989,538
                                                                     ----------
                 Total Mexico                                         1,375,448
                                                                     ----------
                 NETHERLANDS: 0.99%
    6,800        Akzo Nobel NV                                          288,133
                                                                     ----------
                 Total Netherlands                                      288,133
                                                                     ----------
                 NEW ZEALAND: 1.30%
  165,700        Telecom Corp. of New Zealand Ltd.                      377,728
                                                                     ----------
                 Total New Zealand                                      377,728
                                                                     ----------
                 PORTUGAL: 1.30%
   54,126   @    Portugal Telecom SGPS SA                               377,961
                                                                     ----------
                 Total Portugal                                         377,961
                                                                     ----------
                 SINGAPORE: 0.50%
   19,615        DBS Group Holdings Ltd.                                144,260
                                                                     ----------
                 Total Singapore                                        144,260
                                                                     ----------
                 SOUTH KOREA: 3.38%
   52,600        Korea Electric Power Corp. ADR                         499,700
   24,300        Pohang Iron & Steel Co. ADR                            479,196
                                                                     ----------
                 Total South Korea                                      978,896
                                                                     ----------
                 SPAIN: 5.94%
   23,500        Altadis SA                                             335,370
   27,333        Banco Bilbao Vizcaya Argentaria SA                     353,936
   25,000        Repsol YPF SA                                          413,132
      457   @    Telefonica SA ADR                                       17,019
   48,876   @    Telefonica SA                                          603,075
                                                                     ----------
                 Total Spain                                          1,722,532
                                                                     ----------
                 SWITZERLAND: 4.65%
    2,120        Swisscom AG                                            505,071
    2,468   @    Zurich Financial Services AG                           842,129
                                                                     ----------
                 Total Switzerland                                    1,347,200
                                                                     ----------
                 UNITED KINGDOM: 30.45%
  185,100        BAE Systems PLC                                        887,603
   88,000        British American Tobacco PLC                           669,224
   63,200        British Telecommunications PLC                         397,850
  517,500        Corus Group PLC                                        442,743
   83,691        Diageo PLC                                             919,324
   34,000        HSBC Holdings PLC                                      401,036
  105,600        Imperial Chemical Industries PLC                       620,148
  127,500        Innogy Holdings PLC                                    391,437
  288,000        Invensys PLC                                           547,547
  284,500        Marks & Spencer PLC                                  1,049,733
   47,000        Sainsbury (J) PLC                                      293,388
  100,900        South African Breweries PLC                            771,589
  170,600        Unilever PLC                                         1,439,133
                                                                     ----------
                 Total United Kingdom                                 8,830,755
                                                                     ----------
                 VENEZUELA: 0.71%
    8,770        Compania Anonima Nacional Telefonos
                   de Venezuela ADR                                     205,569
                                                                     ----------
                 Total Venezuela                                        205,569
                                                                     ----------
                 Total Common Stock
                 (Cost $28,082,685)                                  27,717,221
                                                                     ----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 2.26%
                 BRAZIL: 2.26%
   45,240        Banco Bradesco SA ADR                               $  237,058
      204        Brasil Telecom Participacoes SA ADR                      8,570
      102        Tele Celular Sul Participacoes SA ADR                    2,060
      340        Tele Centro Oeste Celular Participacoes SA ADR           2,941
       20   @    Tele Leste Celular Participacoes SA ADR                    804
       51        Tele Nordeste Celular Participacoes SA ADR               1,663
       20        Tele Norte Celular Participacoes SA ADR                    540
   25,839        Tele Norte Leste Participacoes SA ADR                  394,303
       51        Telemig Celular Participacoes SA ADR                     2,106
      408        Telesp Celular Participacoes SA ADR                      6,181
                                                                     ----------
                 Total Brazil                                           656,226
                                                                     ----------
                 Total Preferred Stock
                 (Cost $718,871)                                        656,226
                                                                     ----------
RIGHTS: 0.41%
                 UNITED KINGDOM: 0.39%
   18,960   @    British Telecommunications PLC                         112,146
                                                                     ----------
                 Total United Kingdom                                   112,146
                                                                     ----------
                 PORTUGAL: 0.02%
   54,126   @    Portugal Telecom SGPS SA                                 7,339
                                                                     ----------
                 Total Portugal                                           7,339
                                                                     ----------
                 Total Rights
                 (Cost $ 79,979)                                        119,485
                                                                     ----------
                 Total Long-Term Investments
                 (Cost $28,881,535)                                  28,492,932
                                                                     ----------

                 Total Investments in Securities
                 (Cost $ 28,881,535)*                  98.26%      $ 28,492,932
                 Other Assets and Liabilities-Net       1.74%           504,046
                                                      ------       ------------
                 Net Assets                           100.00%      $ 28,996,978
                                                      ======       ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                                 $ 2,942,787
     Gross Unrealized Depreciation                                  (3,331,390)
                                                                   -----------
     Net Unrealized Depreciation                                   $  (388,603)
                                                                   ===========

@    Non-income producing security
ADR  American Depository Receipt

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                  Percentage of
Industry                                                            Net Assets
--------------------------------------------------------------------------------
Aerospace/Defense                                                     3.06%
Agriculture                                                           6.57%
Auto Parts & Equipment                                                2.13%
Bank                                                                  8.23%
Beverages                                                             5.83%
Chemicals                                                             4.56%
Electric                                                              5.97%
Electrical Components & Equipment                                     0.85%
Food                                                                  5.97%
Holding Companies -- Diversified                                      2.16%
Home Builders                                                         1.24%
Home Furnishings                                                      1.67%
Insurance                                                             4.36%
Iron/Steel                                                            3.18%
Machinery -- Construction & Mining                                    1.90%
Machinery -- Diversified                                              1.67%
Miscellaneous Manufacturing                                           4.20%
Oil & Gas                                                             8.56%
Pharmaceuticals                                                       1.54%
Retail                                                                3.62%
Telecommunications                                                   20.99%
Other Assets and Liabilities, Net                                     1.74%
                                                                    ------
Net Assets                                                          100.00%
                                                                    ======

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
CORPORATE BONDS: 92.71%
                       Aerospace: 0.92%
$ 100,000       #      Sequa Corp., 8.875%, due 04/01/08               $ 99,500
                                                                       --------
                                                                         99,500
                                                                       --------
                       Airlines: 1.34%
  200,000              Atlas Air, Inc., 9.375%, due 11/15/06            145,000
                                                                       --------
                                                                        145,000
                                                                       --------
                       Auto Parts: 2.56%
  100,000              Collins + Aikman Products Co.,
                       11.500%, due 04/15/06                             95,000
  100,000       #      Hexcel Corp., 9.750%, due 01/15/09                96,750
   85,000              Lear Corp., 8.110%, due 05/15/09                  85,323
                                                                       --------
                                                                        277,073
                                                                       --------
                       Automotive: 1.38%
  100,000              American Axle & Manufacturing, Inc.,
                       9.750%, due 03/01/09                             101,000
   50,000              Lennar Corp., 7.625%, due 03/01/09                48,766
                                                                       --------
                                                                        149,766
                                                                       --------
                       Building Materials: 2.28%
  150,000              Dayton Superior Corp., 13.000%,
                       due 07/15/09                                     150,750
  100,000              Nortek, Inc., 8.875%, due 08/01/08                96,750
                                                                       --------
                                                                        247,500
                                                                       --------
                       Broadcasting: 4.09%
  100,000              Ackerley Group, Inc., 9.000%,
                       due 01/15/09                                      88,000
  250,000              Adelphia Communications, 10.875%,
                       due 10/01/10                                     254,375
  100,000              Sinclair Broadcast Group, Inc., 10.000%,
                       due 08/30/05                                     101,000
                                                                       --------
                                                                        443,375
                                                                       --------
                       Capital Goods: 3.61%
$ 100,000       #      Briggs & Stratton, 8.875%, due 03/15/11          101,500
  300,000              Terex Corp., 8.875%, due 04/01/08                289,500
                                                                       --------
                                                                        391,000
                                                                       --------
                       Cable TV: 4.48%
  250,000              Charter Communications Corp. 8.625%,
                       due 04/01/09                                     238,750
  250,000              Echostart Corp., 9.250%, due 02/15/06            247,500
                                                                       --------
                                                                        486,250
                                                                       --------
                       Chemicals: 0.93%
  100,000       #      MacDermid, Inc., 9.125%, due 07/15/11            101,000
                                                                       --------
                                                                        101,000
                                                                       --------
                       Conglomerates: 0.69%
  100,000              Blount, Inc., 7.000%, due 06/15/05                75,250
                                                                       --------
                                                                         75,250
                                                                       --------
                       Consumer Products: 3.53%
  100,000       #      American Greetings, 11.750%,
                       due 07/15/08                                      97,500
  100,000              Elizabeth Arden, Inc., 10.375%,
                       due 05/15/07                                      98,750
  100,000              Fedders North America, Inc.,
                       9.375%, due 08/15/07                              89,500
  100,000              Simmons Co., 10.250%, due 03/15/09                97,500
                                                                       --------
                                                                        383,250
                                                                       --------
                       Containers: 2.62%
  100,000              Applied Extrusion Technologies, Inc.,
                       11.500%, due 04/01/02                            100,625
  100,000              Owens-Illinois, Inc., 7.850%,
                       due 05/15/04                                      80,500
  100,000       #      Stone Container Corp., 9.750%,
                       due 02/01/11                                     102,500
                                                                       --------
                                                                        283,625
                                                                       --------
                       Diversified Media: 1.34%
$ 100,000      @@#     CanWest Media, Inc., 10.625%,
                       due 05/15/11                                    $102,000
  300,000       +      Diva Systems Corp., 0/12.625%,
                       due 03/01/08                                      43,500
                                                                       --------
                                                                        145,500
                                                                       --------
                       Electrical Utilities: 5.95%
  100,000              AES Corp., 9.500%, due 06/01/09                  102,500
  145,000              AES Corp., 9.375%, due 09/15/10                  147,175
  300,000              Calpine Corp., 8.625%, due 08/15/10              290,770
  100,000              CMS Energy Corp., 9.875%, due 10/15/07           104,361
                                                                       --------
                                                                        644,806
                                                                       --------
                       Energy: 7.32%
   75,000       @@     Compagnie Generale De Geophysique,
                       10.625%, due 11/15/07                             78,375
  190,000              Energy Corp. of America, 9.500%,
                       due 05/15/07                                     150,575
  100,000              Gulfmark Offshore, Inc., 8.750%,
                       due 06/01/08                                     100,000
  100,000              Parker Drilling Co., 9.750%,
                       due 11/15/06                                     102,500
  250,000              Premcor Refining Group, Inc., 8.375%,
                       due 11/15/07                                     208,750
  200,000              United Refining Co, 10.750%,
                       due 06/15/07                                     153,000
                                                                       --------
                                                                        793,200
                                                                       --------
                       Environmental: 2.38%
  250,000              Allied Waste North America, 10.000%,
                       due 08/01/09                                     258,125
                                                                       --------
                                                                        258,125
                                                                       --------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                  Value
--------------------------------------------------------------------------------
                      Finance: 6.01%
$ 200,000             Neff Corp., 10.250%, due 06/01/08                $111,000
  170,000             Penhall Intl., Inc., 12.000%, due 08/01/06        167,450
   50,000             United Rentals, Inc., 8.800%, due 08/15/08         46,000
  200,000             United Rentals, Inc., 9.000%, due 04/01/09        186,000
  150,000             United Rentals, Inc., 9.250%, due 01/15/09        141,000
                                                                       --------
                                                                        651,450
                                                                       --------
                      Food/Beverage: 1.32%
  150,000             Standard Commercial Tobacco Co., 8.875%,
                      due 08/01/05                                      143,438
                                                                       --------
                                                                        143,438
                                                                       --------
                      Gaming: 9.12%
  450,000             Park Place Entertainment Corp., 8.875%,
                      due 09/15/08                                      463,500
  100,000             Shreveport Capital Corp., 13.000%,
                      due 08/01/06                                      105,500
   25,000             Station Casinos Inc., 9.750%,
                      due 04/15/07                                       25,750
  250,000             Station Casinos Inc., 9.875%,
                      due 07/01/10                                      260,313
  200,000             Trump Atlantic City Associates, 11.250%,
                      due 05/01/06                                      134,000
                                                                       --------
                                                                        989,063
                                                                       --------
                      Health Care: 2.94%
  125,000             HCA, Inc., 7.250%, due 05/20/08                   121,681
  100,000       #     Meditrust exercisable put option, 7.114%,
                      due 08/15/04                                       94,500
  100,000             Tenet Healthcare Corp., 8.125%,
                      due 12/01/08                                      103,125
                                                                       --------
                                                                        319,306
                                                                       --------
                      Home Builders/Real Estate: 2.95%
$ 200,000             DR Horton, Inc., 8.375%, due 06/15/04             202,500
   50,000             Lennar Corp., 9.950%, due 05/01/10                 54,000
  150,000             Level 3 Communications, Inc., 9.125%,
                      due 05/01/08                                       63,000
                                                                       --------
                                                                        319,500
                                                                       --------
                      Hotels: 2.30%
  100,000             Host Marriott Corp., 7.875%, due 08/01/08          96,500
  100,000       #     Meristar Hospitality Corp., 9.125%,
                      due 01/15/11                                      101,250
   50,000             Prime Hospitality Corp., 9.750%,
                      due 04/01/07                                       51,250
                                                                       --------
                                                                        249,000
                                                                       --------
                      Paper: 1.90%
  100,000       #     Fibermark, Inc., 10.750%, due 04/15/11            101,000
  100,000      @@     Norampac, Inc., 9.500%, due 02/01/08              105,000
                                                                       --------
                                                                        206,000
                                                                       --------
                      Publishing: 1.66%
  100,000             Mail-Well Corp., 8.750%, due 12/15/03              86,500
  100,000       #     Primedia, Inc., 8.875%, due 05/15/11               93,000
                                                                       --------
                                                                        179,500
                                                                       --------
                      Rail Transport: 0.98%
  100,000             Kansas City Southern Railway, 9.500%,
                      due 10/01/08                                      106,250
                                                                       --------
                                                                        106,250
                                                                       --------
                      Specialty Retail: 0.48%
   50,000             Best Buy Co., Inc., 9.875%,
                      due 03/15/08                                       52,250
                                                                       --------
                                                                         52,250
                                                                       --------
                      Steel: 3.16%
$  75,000             AK Steel Corp, 7.875%, due 02/15/09                73,500
   80,000             AK Steel Corp, 9.125%, due 12/15/06                82,400
   50,000             Armco, Inc., 9.000%, due 09/15/07                  50,000
  200,000             Metals USA, Inc., 8.625%, due 02/15/08            137,000
                                                                       --------
                                                                        342,900
                                                                       --------
                      Technology: 4.25%
  200,000       #     Amkor Technology, Inc., 9.250%,
                      due 02/15/08                                      189,000
  100,000             Fairchild Semiconductor Intl., Inc.,
                      10.125%, due 03/15/07                              96,500
  120,000      @@     Filtronic PLC, 10.000%, due 12/01/05               84,900
   80,000      @@     Flextronics Intl. Ltd., 8.750%,
                      due 10/15/07                                       77,600
   75,000             ZiLog, Inc., 9.500%, due 03/01/05                  13,125
                                                                       --------
                                                                        461,125
                                                                       --------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2001 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
                    Telecommunications: 10.22%
$ 100,000     #     Alamosa Delaware, Inc., 12.500%,
                    due 02/01/11                                     $   90,500
  500,000    @@+    Call-Net Enterprises, Inc., 0/8.940%,
                    due 08/15/08                                         95,000
  100,000           Exodus Communications, Inc., 11.250%,
                    due 07/01/08                                         35,000
  100,000           Exodus Communications, Inc., 11.625%,
                    due 07/15/10                                         35,000
  100,000     @@    FLAG Telecom Holdings Ltd., 11.625%,
                    due 03/30/10                                         63,500
  150,000     @@    Global Crossing Holding Ltd., 9.500%,
                    due 03/01/09                                        118,125
  100,000           Intermedia Communications, Inc., 9.500%,
                    due 03/01/09                                         99,500
  100,000           Lyondell Chemical Co., 9.875%,
                    due 05/01/07                                         99,500
  100,000           Madison River Finance Corp., 13.250%,
                    due 03/01/10                                         48,500
  100,000           McLeodUSA, Inc., 12.000%,
                    due 07/15/08                                         63,500
  100,000     #     Mediacom Broadband LLC, 11.000%,
                    due 07/15/13                                        102,250
  150,000           Nextel Communications, 9.375%,
                    due 11/15/09                                        119,250
  125,000     **    SA Telecommunications, Inc., 10.000%,
                    due 08/15/06                                             --
  100,000           Williams Communications Group, 10.875%,
                    due 10/01/09                                         41,000
  300,000           XO Communications, Inc., 10.750%,
                    due 11/15/08                                         97,500
                                                                     ----------
                                                                      1,108,125
                                                                     ----------
                    Total Corporate Bonds
                    (Cost $ 10,904,369)                              10,052,127
                                                                     ----------

  Shares                                                                Value
--------------------------------------------------------------------------------
 COMMON STOCK: 0.20%
                       Conglomerates: 0.07%
       150      @X     Jordan Telecomm                               $    7,800
                                                                     ----------
                                                                          7,800
                                                                     ----------
                       Energy: 0.09%
    29,192      @      Orion Refining Corp.                              10,217
                                                                     ----------
                                                                         10,217
                                                                     ----------
                       Telecommunications: 0.04%
       908      @      Adelphia Business Solutions, Inc.                  3,723
                                                                     ----------
                                                                          3,723
                                                                     ----------
                       Total Common Stock
                       (Cost $13,660)                                    21,740
                                                                     ----------
 PREFERRED STOCK: 1.12%
                       Telecommunications: 1.12%
     4,789             Adelphia Business Solutions, Inc.                120,930
                                                                     ----------
                                                                        120,930
                                                                     ----------
                       Total Preferred Stock
                       (Cost $376,722)                                  120,930
                                                                     ----------
 WARRANTS: 0.07%
                       Building Materials: 0.01%
       150      @      Dayton Superior Corp.                              1,500
                                                                     ----------
                                                                          1,500
                                                                     ----------
                       Convenience Stores: 0.00%
       666      @      Dairy Mart Convenience Stores                        400
                                                                     ----------
                                                                            400
                                                                     ----------
                       Diversified Media: 0.00%
       900      @      Diva Systems Corp.                                     9
                                                                     ----------
                                                                              9
                                                                     ----------
                       Food/Beverage: 0.06%
       295      @      Packaged Ice, Inc.                                 6,195
                                                                     ----------
                                                                          6,195
                                                                     ----------
                       Steel: 0.00%
       500      @      Sheffield Steel Corp.                                 --
                                                                     ----------
                                                                             --
                                                                     ----------
                       Telecommunications: 0.00%
     3,000     @**     Geotek Communications, Inc.                           30
                                                                     ----------
       100     @**     Unifi Communications                                   1
                                                                     ----------
                                                                             31
                                                                     ----------
                       Total Warrants
                       (Cost $ 18,125)                                    8,135
                                                                     ----------
                       Total Long-Term Investments
                       (Cost $ 11,312,876)                           10,202,932
                                                                     ----------

Principal
 Amount                                                                 Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 3.49%
                  Repurchase Agreement: 3.49%
$   378,000         State Street Repurchase Agreement, 3.900%,
                    due 07/02/01, (Collateralized by $365,000
                    U.S. Treasury Bonds, 6.250%, Due 08/15/23,
                    Market Value $388,725)                         $    378,000
                                                                   ------------
                    Total Short-Term Investments
                    (Cost $378,000)                                     378,000
                                                                   ------------
                    Total Investments in Securities
                    (Cost $ 11,690,876)*                  97.59%   $ 10,580,932
                                                         ------    ------------
                    Other Assets and Liabilities-Net       2.41%        261,180
                                                         ------    ------------
                    Net Assets                           100.00%   $ 10,842,112
                                                         ======    ============

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                          $    233,135
     Gross Unrealized Depreciation                            (1,343,079)
                                                            ------------
     Net Unrealized Depreciation                            $ (1,109,944)
                                                            ============

@    Non-income producing Security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
+ Step-up basis bonds. Interest rates shown reflect current and future coupon rates.
@@   Foreign Issuer
**   Defaulted Security
X Market value determined by Pilgrim Valuation Committee appointed by the Trust's Board of Directors.

                 See Accompanying Notes to Financial Statements

Investment Manager
ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

Custodian
State Street Bank & Trust
801 Pennsylvania Avenue
Kansas City, Missouri 64105

Legal Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

Independent Auditors
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

Prospectus containing more complete information regarding the Portfolios, including charges and expenses, may be obtained by calling Pilgrim Variable Products Trust at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.


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ING PILGRIM                                               VPRSEMIAN063001-082301